Exhibit 99.2

Fourth Quarter Financial Supplement

December 31, 2012

Genworth.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Note:

Unless otherwise noted, references in this financial supplement to net income (loss), net income (loss) per share, net operating income (loss), net operating income (loss) per share, book value and book value per common share should be read as net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Dear Investor,

The fourth quarter financial supplement reflects the following changes in divisions, reflecting our strategy announced in October 2012:

a.	U.S. Life Insurance Division

i.	U.S. Life Insurance segment

1.	Life Insurance

2.	Long-Term Care

3.	Fixed Annuities

b.	Corporate and Other Division

i.	International Protection segment

ii.	Wealth Management segment

iii.	Runoff segment

iv.	Corporate and Other

Once again, thank you for your continued interest in Genworth Financial.

Please feel free to call with any questions or comments.

Regards,

Georgette Nicholas

Investor Relations

804 662.2248

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss) available to Genworth Financial, Inc.’s common stockholders. The company defines net operating income (loss) available to Genworth Financial, Inc.’s common stockholders as income (loss) from continuing operations excluding the after-tax effects of income attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses and infrequent or unusual non-operating items. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments and gains (losses) on the sale of businesses are also excluded from net operating income (loss) available to Genworth Financial, Inc.’s common stockholders because, in the company’s opinion, they are not indicative of overall operating trends. Other non-operating items are also excluded from net operating income (loss) available to Genworth Financial, Inc.’s common stockholders if, in the company’s opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss) available to Genworth Financial, Inc.’s common stockholders and measures that are derived from or incorporate net operating income (loss) available to Genworth Financial, Inc.’s common stockholders, including net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses net operating income (loss) available to Genworth Financial, Inc.’s common stockholders as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from net operating income (loss) available to Genworth Financial, Inc.’s common stockholders have occurred in the past and could, and in some cases will, recur in the future. Net operating income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) available to Genworth Financial, Inc.’s common stockholders may differ from the definitions used by other companies.

The table on page 10 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the periods presented. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 74 through 77 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales,” “assets under management” and “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) annualized first-year premiums for term life and long-term care insurance; (2) annualized first-year deposits plus 5% of excess deposits for universal and term universal life insurance products; (3) 10% of premium deposits for linked-benefits products; (4) new and additional premiums/deposits for fixed annuities; (5) new insurance written for mortgage insurance; (6) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where the company earns a fee for administrative services only business, for the lifestyle protection insurance business; and (7) gross flows and net flows, which represent gross flows less redemptions, for the wealth management business. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums, premium equivalents, new premiums/deposits, gross and net flows, written premiums and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for the wealth management business, insurance in-force and risk in-force. Assets under management for the wealth management business represent third-party assets under management that are not consolidated in the company’s financial statements. Insurance in-force for the life, international mortgage and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. For the risk in-force in the international mortgage insurance business, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s businesses in Canada and Australia. Risk in-force for the U.S. mortgage insurance business is the obligation that is limited under contractual terms to the amounts less than 100% of the mortgage loan value. The company considers assets under management for the wealth management business, insurance in-force and risk in-force to be a measure of the company’s operating performance because they represent a measure of the size of the business at a specific date which will generate revenues and profits in a future period, rather than a measure of the company’s revenues or profitability during that period.

This financial supplement also includes information related to loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled presales, claims administration and other loan workouts. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including presales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. The company believes that this information helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business as loss mitigation activities specifically impact current and future loss reserves and level of claim payments.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$11,335	$11,204	$11,164	$11,082	$11,021
Total accumulated other comprehensive income	5,202	5,223	4,653	3,656	4,047

Total Genworth Financial, Inc.’s stockholders’ equity	$16,537	$16,427	$15,817	$14,738	$15,068

Book value per common share	$33.62	$33.40	$32.17	$29.99	$30.69
Book value per common share, excluding accumulated other comprehensive income	$23.04	$22.78	$22.71	$22.55	$22.45
Common shares outstanding as of the balance sheet date	491.9	491.8	491.6	491.5	490.9

	Twelve months ended
Twelve Month Rolling Average ROE	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
GAAP Basis ROE	2.9%	2.7%	2.3%	0.3%	0.4%
Operating ROE(1)	3.6%	3.2%	2.7%	0.9%	1.4%

	Three months ended
Quarterly Average ROE	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
GAAP Basis ROE	5.9%	1.2%	2.7%	1.7%	5.2%
Operating ROE(1)	5.9%	4.3%	2.9%	1.1%	4.5%

Basic and Diluted Shares	Three months ended December 31, 2012	Twelve months ended December 31, 2012
Weighted-average shares used in basic earnings per common share calculations	491.9	491.6
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	2.0	2.8

Weighted-average shares used in diluted earnings per common share calculations	493.9	494.4

(1)	See page 74 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Fourth Quarter Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Income

(amounts in millions)

	Three months ended December 31,		Twelve months ended December 31,
	2012	2011	2012	2011
REVENUES:
Premiums	$1,318	$1,352	$5,038	$5,705
Net investment income	840	827	3,343	3,380
Net investment gains (losses)	13	5	23	(220)
Insurance and investment product fees and other	367	440	1,619	1,503

Total revenues	2,538	2,624	10,023	10,368

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,401	1,392	5,378	5,941
Interest credited	193	195	775	794
Acquisition and operating expenses, net of deferrals	330	569	1,866	2,294
Amortization of deferred acquisition costs and intangibles	145	133	727	598
Goodwill impairment	—	29	89	29
Interest expense	124	121	476	506

Total benefits and expenses	2,193	2,439	9,311	10,162

INCOME BEFORE INCOME TAXES	345	185	712	206
Provision for income taxes	81	10	189	18
Effective tax rate	23.5%	5.4%	26.5%	8.7%

NET INCOME	264	175	523	188
Less: net income attributable to noncontrolling interests	98	33	200	139

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$166	$142	$323	$49

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income by Segment

(amounts in millions, except per share amounts)

	Three months ended December 31,		Twelve months ended December 31,
	2012	2011	2012	2011
U.S. Life Insurance Division
U.S. Life Insurance segment:
Life Insurance	$49	$48	$107	$211
Long-Term Care	7	28	101	99
Fixed Annuities	20	18	82	78

Total U.S. Life Insurance segment	76	94	290	388

Total U.S. Life Insurance Division	76	94	290	388

Global Mortgage Insurance Division
International Mortgage Insurance segment:
Canada	114	40	234	159
Australia	62	54	142	196
Other Countries	(11)	(11)	(34)	(27)

Total International Mortgage Insurance segment	165	83	342	328
U.S. Mortgage Insurance segment	(34)	(96)	(140)	(513)

Total Global Mortgage Insurance Division	131	(13)	202	(185)

Corporate and Other Division
International Protection segment	8	19	24	91
Wealth Management segment	8	12	42	47
Runoff segment	8	15	46	27
Corporate and Other	(64)	(3)	(205)	(220)

Total Corporate and Other Division	(40)	43	(93)	(55)

NET OPERATING INCOME	167	124	399	148

ADJUSTMENTS TO NET OPERATING INCOME:
Net investment gains (losses), net of taxes and other adjustments(1)	1	1	(3)	(116)
Goodwill impairment, net of taxes	—	(19)	(86)	(19)
Gain on sale of business, net of taxes	(2)	36	13	36

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	166	142	323	49
Add: net income attributable to noncontrolling interests	98	33	200	139

NET INCOME	$264	$175	$523	$188

Earnings Per Share Data:

Net income available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.34	$0.29	$0.66	$0.10
Diluted	$0.34	$0.29	$0.65	$0.10

Net operating income per common share
Basic	$0.34	$0.25	$0.81	$0.30
Diluted	$0.34	$0.25	$0.81	$0.30

Weighted-average shares outstanding
Basic	491.9	490.9	491.6	490.6
Diluted	493.9	492.7	494.4	493.5

(1)	See page 72 for details on net investment gains (losses), net of taxes and other adjustments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,318	$1,311	$1,302	$1,107	$5,038	$1,352	$1,461	$1,455	$1,437	$5,705
Net investment income	840	825	846	832	3,343	827	842	881	830	3,380
Net investment gains (losses)	13	9	(34)	35	23	5	(157)	(40)	(28)	(220)
Insurance and investment product fees and other	367	391	409	452	1,619	440	375	359	329	1,503

Total revenues	2,538	2,536	2,523	2,426	10,023	2,624	2,521	2,655	2,568	10,368

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,401	1,363	1,382	1,232	5,378	1,392	1,457	1,679	1,413	5,941
Interest credited	193	193	194	195	775	195	194	204	201	794
Acquisition and operating expenses, net of deferrals	330	504	502	530	1,866	569	581	581	563	2,294
Amortization of deferred acquisition costs and intangibles	145	162	148	272	727	133	152	162	151	598
Goodwill impairment	—	89	—	—	89	29	—	—	—	29
Interest expense	124	126	131	95	476	121	124	134	127	506

Total benefits and expenses	2,193	2,437	2,357	2,324	9,311	2,439	2,508	2,760	2,455	10,162

INCOME (LOSS) BEFORE INCOME TAXES	345	99	166	102	712	185	13	(105)	113	206
Provision (benefit) for income taxes	81	29	57	22	189	10	(7)	(5)	20	18

NET INCOME (LOSS)	264	70	109	80	523	175	20	(100)	93	188
Less: net income attributable to noncontrolling interests	98	36	33	33	200	33	36	36	34	139

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$166	$34	$76	$47	$323	$142	$(16)	$(136)	$59	$49

Earnings (Loss) Per Share Data:

Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.34	$0.07	$0.16	$0.09	$0.66	$0.29	$(0.03)	$(0.28)	$0.12	$0.10
Diluted	$0.34	$0.07	$0.16	$0.09	$0.65	$0.29	$(0.03)	$(0.28)	$0.12	$0.10

Weighted-average shares outstanding
Basic	491.9	491.7	491.5	491.2	491.6	490.9	490.8	490.6	490.1	490.6
Diluted	493.9	493.9	493.9	495.7	494.4	492.7	490.8	490.6	494.4	493.5

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. Life Insurance Division
U.S. Life Insurance segment:
Life Insurance	$49	$22	$30	$6	$107	$48	$64	$57	$42	$211
Long-Term Care	7	45	14	35	101	28	17	18	36	99
Fixed Annuities	20	19	20	23	82	18	21	25	14	78

Total U.S. Life Insurance segment	76	86	64	64	290	94	102	100	92	388

Total U.S. Life Insurance Division	76	86	64	64	290	94	102	100	92	388

Global Mortgage Insurance Division
International Mortgage Insurance segment:
Canada	114	42	41	37	234	40	40	28	51	159
Australia	62	57	44	(21)	142	54	36	54	52	196
Other Countries	(11)	(5)	(9)	(9)	(34)	(11)	(8)	(4)	(4)	(27)

Total International Mortgage Insurance segment	165	94	76	7	342	83	68	78	99	328
U.S. Mortgage Insurance segment	(34)	(38)	(25)	(43)	(140)	(96)	(79)	(255)	(83)	(513)

Total Global Mortgage Insurance Division	131	56	51	(36)	202	(13)	(11)	(177)	16	(185)

Corporate and Other Division
International Protection segment	8	8	3	5	24	19	22	25	25	91
Wealth Management segment	8	10	12	12	42	12	12	13	10	47
Runoff segment	8	9	(6)	35	46	15	(7)	18	1	27
Corporate and Other	(64)	(48)	(44)	(49)	(205)	(3)	(56)	(92)	(69)	(220)

Total Corporate and Other Division	(40)	(21)	(35)	3	(93)	43	(29)	(36)	(33)	(55)

NET OPERATING INCOME (LOSS)	167	121	80	31	399	124	62	(113)	75	148

ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
Net investment gains (losses), net of taxes and other adjustments	1	(1)	(19)	16	(3)	1	(78)	(23)	(16)	(116)
Goodwill impairment, net of taxes	—	(86)	—	—	(86)	(19)	—	—	—	(19)
Gain on sale of business, net of taxes	(2)	—	15	—	13	36	—	—	—	36

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	166	34	76	47	323	142	(16)	(136)	59	49
Add: net income attributable to noncontrolling interests	98	36	33	33	200	33	36	36	34	139

NET INCOME (LOSS)	$264	$70	$109	$80	$523	$175	$20	$(100)	$93	$188

Earnings (Loss) Per Share Data:

Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.34	$0.07	$0.16	$0.09	$0.66	$0.29	$(0.03)	$(0.28)	$0.12	$0.10
Diluted	$0.34	$0.07	$0.16	$0.09	$0.65	$0.29	$(0.03)	$(0.28)	$0.12	$0.10

Net operating income (loss) per common share
Basic	$0.34	$0.25	$0.16	$0.06	$0.81	$0.25	$0.13	$(0.23)	$0.15	$0.30
Diluted	$0.34	$0.25	$0.16	$0.06	$0.81	$0.25	$0.13	$(0.23)	$0.15	$0.30

Weighted-average shares outstanding
Basic	491.9	491.7	491.5	491.2	491.6	490.9	490.8	490.6	490.1	490.6
Diluted(1)	493.9	493.9	493.9	495.7	494.4	492.7	490.8	490.6	494.4	493.5

(1)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the company’s net loss available to Genworth Financial, Inc.’s common stockholders for the three months ended September 30, 2011 and June 30, 2011, the inclusion of 1.7 million and 3.7 million, respectively, shares for stock options, restricted stock units and stock appreciation rights would have been antidilutive to the calculation. If the company had not incurred a net loss available to Genworth Financial, Inc.’s common stockholders for the three months ended September 30, 2011 and June 30, 2011, dilutive potential common shares would have been 492.5 million and 494.3 million, respectively. Since the company had net operating income for the three months ended September 30, 2011, the company used 492.5 million diluted weighted-average common shares outstanding in the calculation of diluted net operating income per common share.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$62,161	$62,214	$59,791	$58,532	$58,295
Equity securities available-for-sale, at fair value	518	524	431	434	361
Commercial mortgage loans	5,872	5,861	5,875	6,030	6,092
Restricted commercial mortgage loans related to securitization entities	341	359	382	392	411
Policy loans	1,601	1,626	1,619	1,555	1,549
Other invested assets	3,503	3,916	4,512	3,001	4,819
Restricted other invested assets related to securitization entities	393	393	391	384	377

Total investments	74,389	74,893	73,001	70,328	71,904
Cash and cash equivalents	3,653	3,741	3,874	4,187	4,488
Accrued investment income	715	746	652	759	691
Deferred acquisition costs	5,036	5,020	5,023	5,060	5,193
Intangible assets	481	488	519	573	580
Goodwill	1,128	1,128	1,218	1,256	1,253
Reinsurance recoverable	17,230	17,195	17,177	17,193	16,998
Other assets	743	1,010	1,039	981	958
Separate account assets	9,937	10,166	10,033	10,646	10,122

Total assets	$113,312	$114,387	$112,536	$110,983	$112,187

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$33,505	$33,221	$32,825	$32,380	$32,175
Policyholder account balances	26,262	26,449	26,160	26,204	26,345
Liability for policy and contract claims	7,509	7,545	7,552	7,663	7,620
Unearned premiums	4,333	4,291	4,156	4,209	4,223
Other liabilities	5,218	6,073	5,790	5,308	6,308
Borrowings related to securitization entities	336	353	375	383	396
Non-recourse funding obligations	2,066	2,325	2,598	2,602	3,256
Long-term borrowings	4,776	4,880	4,865	5,095	4,726
Deferred tax liability	1,545	1,437	1,216	610	838
Separate account liabilities	9,937	10,166	10,033	10,646	10,122

Total liabilities	95,487	96,740	95,570	95,100	96,009

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	12,127	12,162	12,156	12,150	12,136

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains on securities not other-than-temporarily impaired	2,692	2,641	2,132	1,438	1,617
Net unrealized gains (losses) on other-than-temporarily impaired securities	(54)	(88)	(116)	(111)	(132)

Net unrealized investment gains (losses)	2,638	2,553	2,016	1,327	1,485

Derivatives qualifying as hedges	1,909	2,011	2,087	1,680	2,009
Foreign currency translation and other adjustments	655	659	550	649	553

Total accumulated other comprehensive income	5,202	5,223	4,653	3,656	4,047
Retained earnings	1,907	1,741	1,707	1,631	1,584
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	16,537	16,427	15,817	14,738	15,068
Noncontrolling interests	1,288	1,220	1,149	1,145	1,110

Total stockholders’ equity	17,825	17,647	16,966	15,883	16,178

Total liabilities and stockholders’ equity	$113,312	$114,387	$112,536	$110,983	$112,187

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2012
	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Wealth Management	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$57,341	$9,702	$2,192	$1,715	$31	$4,065	$3,711	$78,757
Deferred acquisition costs and intangible assets	5,368	230	19	267	375	348	38	6,645
Reinsurance recoverable	16,160	18	96	26	—	930	—	17,230
Deferred tax and other assets	345	113	50	137	52	28	18	743
Separate account assets	—	—	—	—	—	9,937	—	9,937

Total assets	$79,214	$10,063	$2,357	$2,145	$458	$15,308	$3,767	$113,312

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$33,499	$—	$—	$—	$—	$6	$—	$33,505
Policyholder account balances	21,454	—	—	16	—	4,792	—	26,262
Liability for policy and contract claims	4,857	516	2,009	106	—	21	—	7,509
Unearned premiums	617	3,051	116	539	—	10	—	4,333
Non-recourse funding obligations	2,096	—	—	—	—	—	(30)	2,066
Deferred tax and other liabilities	5,386	373	(845)	481	40	105	1,223	6,763
Borrowings and capital securities	—	573	—	—	—	8	4,531	5,112
Separate account liabilities	—	—	—	—	—	9,937	—	9,937

Total liabilities	67,909	4,513	1,280	1,142	40	14,879	5,724	95,487

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	6,895	3,382	1,050	925	418	540	(1,875)	11,335
Allocated accumulated other comprehensive income (loss)	4,410	880	27	78	—	(111)	(82)	5,202

Total Genworth Financial, Inc.’s stockholders’ equity	11,305	4,262	1,077	1,003	418	429	(1,957)	16,537
Noncontrolling interests	—	1,288	—	—	—	—	—	1,288

Total stockholders’ equity	11,305	5,550	1,077	1,003	418	429	(1,957)	17,825

Total liabilities and stockholders’ equity	$79,214	$10,063	$2,357	$2,145	$458	$15,308	$3,767	$113,312

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2012
	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Wealth Management	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$57,518	$9,849	$2,310	$1,778	$31	$4,147	$3,747	$79,380
Deferred acquisition costs and intangible assets	5,336	239	18	261	373	369	40	6,636
Reinsurance recoverable	16,115	10	112	26	—	932	—	17,195
Deferred tax and other assets	530	135	51	155	56	56	27	1,010
Separate account assets	—	—	—	—	—	10,166	—	10,166

Total assets	$79,499	$10,233	$2,491	$2,220	$460	$15,670	$3,814	$114,387

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$33,215	$—	$—	$—	$—	$6	$—	$33,221
Policyholder account balances	21,458	—	—	17	—	4,974	—	26,449
Liability for policy and contract claims	4,751	551	2,114	107	—	22	—	7,545
Unearned premiums	582	3,041	116	542	—	10	—	4,291
Non-recourse funding obligations	2,500	—	—	—	—	—	(175)	2,325
Deferred tax and other liabilities	5,383	655	(821)	520	35	152	1,586	7,510
Borrowings and capital securities	—	577	—	—	—	8	4,648	5,233
Separate account liabilities	—	—	—	—	—	10,166	—	10,166

Total liabilities	67,889	4,824	1,409	1,186	35	15,338	6,059	96,740

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	7,111	3,273	1,057	981	425	494	(2,137)	11,204
Allocated accumulated other comprehensive income (loss)	4,499	916	25	53	—	(162)	(108)	5,223

Total Genworth Financial, Inc.’s stockholders’ equity	11,610	4,189	1,082	1,034	425	332	(2,245)	16,427
Noncontrolling interests	—	1,220	—	—	—	—	—	1,220

Total stockholders’ equity	11,610	5,409	1,082	1,034	425	332	(2,245)	17,647

Total liabilities and stockholders’ equity	$79,499	$10,233	$2,491	$2,220	$460	$15,670	$3,814	$114,387

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Life Insurance(1)	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Wealth Management	Runoff(2)	Corporate and Other	Total
Unamortized balance as of September 30, 2012	$4,658	$164	$9	$238	$—	$354	$—	$5,423
Costs deferred	118	10	1	25	—	1	—	155
Amortization, net of interest accretion	(65)	(13)	—	(26)	—	(19)	—	(123)
Impact of foreign currency translation	—	—	—	5	—	—	—	5

Unamortized balance as of December 31, 2012	4,711	161	10	242	—	336	—	5,460
Effect of accumulated net unrealized investment (gains) losses	(411)	—	—	—	—	(13)	—	(424)

Balance as of December 31, 2012	$4,300	$161	$10	$242	$—	$323	$—	$5,036

(1)	Amortization, net of interest accretion, includes $3 million of amortization related to net investment losses for the policyholder account balances.
(2)	Amortization, net of interest accretion, includes $6 million of amortization related to net investment losses for the policyholder account balances.

U.S. Life Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income—U.S. Life Insurance Division

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$759	$754	$733	$543	$2,789	$758	$750	$738	$733	$2,979
Net investment income	661	644	651	638	2,594	632	637	648	621	2,538
Net investment gains (losses)	8	7	(21)	(2)	(8)	—	(19)	(33)	(21)	(73)
Insurance and investment product fees and other	199	221	192	263	875	176	192	172	146	686

Total revenues	1,627	1,626	1,555	1,442	6,250	1,566	1,560	1,525	1,479	6,130

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,075	1,051	1,038	786	3,950	968	964	942	915	3,789
Interest credited	161	160	160	162	643	163	160	170	166	659
Acquisition and operating expenses, net of deferrals	169	170	169	169	677	193	188	183	172	736
Amortization of deferred acquisition costs and intangibles	78	94	82	223	477	77	67	77	76	297
Interest expense	26	24	24	12	86	26	27	25	26	104

Total benefits and expenses	1,509	1,499	1,473	1,352	5,833	1,427	1,406	1,397	1,355	5,585

INCOME BEFORE INCOME TAXES	118	127	82	90	417	139	154	128	124	545
Provision for income taxes	40	42	29	32	143	48	50	47	44	189

NET INCOME	78	85	53	58	274	91	104	81	80	356

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(2)	1	11	6	16	3	(2)	19	12	32

NET OPERATING INCOME	$76	$86	$64	$64	$290	$94	$102	$100	$92	$388

Effective tax rate (operating income)(1)	32.7%	32.4%	36.1%	35.6%	34.1%	34.9%	32.3%	36.5%	35.2%	34.7%

(1)

The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income—U.S. Life Insurance Division

(amounts in millions)

	U.S. Life Insurance Segment
Three months ended December 31, 2012	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$177	$552	$30	$759	$759
Net investment income	137	273	251	661	661
Net investment gains (losses)	10	1	(3)	8	8
Insurance and investment product fees and other	198	—	1	199	199

Total revenues	522	826	279	1,627	1,627

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	264	694	117	1,075	1,075
Interest credited	69	—	92	161	161
Acquisition and operating expenses, net of deferrals	44	105	20	169	169
Amortization of deferred acquisition costs and intangibles	35	17	26	78	78
Interest expense	25	1	—	26	26

Total benefits and expenses	437	817	255	1,509	1,509

INCOME BEFORE INCOME TAXES	85	9	24	118	118
Provision for income taxes	30	1	9	40	40

NET INCOME	55	8	15	78	78
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(6)	(1)	5	(2)	(2)

NET OPERATING INCOME	$49	$7	$20	$76	$76

Effective tax rate (operating income)	34.9%	2.1%	35.1%	32.7%	32.7%

	U.S. Life Insurance Segment
Three months ended December 31, 2011	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$205	$520	$33	$758	$758
Net investment income	131	246	255	632	632
Net investment gains (losses)	(13)	8	5	—	—
Insurance and investment product fees and other	174	1	1	176	176

Total revenues	497	775	294	1,566	1,566

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	260	593	115	968	968
Interest credited	64	—	99	163	163
Acquisition and operating expenses, net of deferrals	55	113	25	193	193
Amortization of deferred acquisition costs and intangibles	29	22	26	77	77
Interest expense	26	—	—	26	26

Total benefits and expenses	434	728	265	1,427	1,427

INCOME BEFORE INCOME TAXES	63	47	29	139	139
Provision for income taxes	24	14	10	48	48

NET INCOME	39	33	19	91	91
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	9	(5)	(1)	3	3

NET OPERATING INCOME	$48	$28	$18	$94	$94

Effective tax rate (operating income)	37.8%	29.1%	35.0%	34.9%	34.9%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income—U.S. Life Insurance Division

(amounts in millions)

	U.S. Life Insurance Segment
Twelve months ended December 31, 2012	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$542	$2,143	$104	$2,789	$2,789
Net investment income	525	1,060	1,009	2,594	2,594
Net investment gains (losses)	(6)	—	(2)	(8)	(8)
Insurance and investment product fees and other	865	4	6	875	875

Total revenues	1,926	3,207	1,117	6,250	6,250

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	923	2,574	453	3,950	3,950
Interest credited	265	—	378	643	643
Acquisition and operating expenses, net of deferrals	205	399	73	677	677
Amortization of deferred acquisition costs and intangibles	293	82	102	477	477
Interest expense	84	2	—	86	86

Total benefits and expenses	1,770	3,057	1,006	5,833	5,833

INCOME BEFORE INCOME TAXES	156	150	111	417	417
Provision for income taxes	54	49	40	143	143

NET INCOME	102	101	71	274	274
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	5	—	11	16	16

NET OPERATING INCOME	$107	$101	$82	$290	$290

Effective tax rate (operating income)	34.4%	32.6%	35.3%	34.1%	34.1%

	U.S. Life Insurance Segment
Twelve months ended December 31, 2011	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$864	$2,020	$95	$2,979	$2,979
Net investment income	534	959	1,045	2,538	2,538
Net investment gains (losses)	(32)	19	(60)	(73)	(73)
Insurance and investment product fees and other	676	4	6	686	686

Total revenues	2,042	3,002	1,086	6,130	6,130

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,034	2,324	431	3,789	3,789
Interest credited	255	—	404	659	659
Acquisition and operating expenses, net of deferrals	223	432	81	736	736
Amortization of deferred acquisition costs and intangibles	132	80	85	297	297
Interest expense	103	1	—	104	104

Total benefits and expenses	1,747	2,837	1,001	5,585	5,585

INCOME BEFORE INCOME TAXES	295	165	85	545	545
Provision for income taxes	105	54	30	189	189

NET INCOME	190	111	55	356	356
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	21	(12)	23	32	32

NET OPERATING INCOME	$211	$99	$78	$388	$388

Effective tax rate (operating income)	35.6%	32.4%	35.0%	34.7%	34.7%

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income—U.S. Life Insurance Segment

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$759	$754	$733	$543	$2,789	$758	$750	$738	$733	$2,979
Net investment income	661	644	651	638	2,594	632	637	648	621	2,538
Net investment gains (losses)	8	7	(21)	(2)	(8)	—	(19)	(33)	(21)	(73)
Insurance and investment product fees and other	199	221	192	263	875	176	192	172	146	686

Total revenues	1,627	1,626	1,555	1,442	6,250	1,566	1,560	1,525	1,479	6,130

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,075	1,051	1,038	786	3,950	968	964	942	915	3,789
Interest credited	161	160	160	162	643	163	160	170	166	659
Acquisition and operating expenses, net of deferrals	169	170	169	169	677	193	188	183	172	736
Amortization of deferred acquisition costs and intangibles	78	94	82	223	477	77	67	77	76	297
Interest expense	26	24	24	12	86	26	27	25	26	104

Total benefits and expenses	1,509	1,499	1,473	1,352	5,833	1,427	1,406	1,397	1,355	5,585

INCOME BEFORE INCOME TAXES	118	127	82	90	417	139	154	128	124	545
Provision for income taxes	40	42	29	32	143	48	50	47	44	189

NET INCOME	78	85	53	58	274	91	104	81	80	356

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(2)	1	11	6	16	3	(2)	19	12	32

NET OPERATING INCOME	$76	$86	$64	$64	$290	$94	$102	$100	$92	$388

Effective tax rate (operating income)	32.7%	32.4%	36.1%	35.6%	34.1%	34.9%	32.3%	36.5%	35.2%	34.7%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income and Sales—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2012					2011
	4Q	3Q(1)	2Q	1Q(2)	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$177	$187	$189	$(11)	$542	$205	$215	$222	$222	$864
Net investment income	137	129	130	129	525	131	132	141	130	534
Net investment gains (losses)	10	(2)	(9)	(5)	(6)	(13)	(4)	(15)	—	(32)
Insurance and investment product fees and other	198	219	188	260	865	174	189	170	143	676

Total revenues	522	533	498	373	1,926	497	532	518	495	2,042

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	264	313	281	65	923	260	258	254	262	1,034
Interest credited	69	66	65	65	265	64	59	69	63	255
Acquisition and operating expenses, net of deferrals	44	51	55	55	205	55	62	60	46	223
Amortization of deferred acquisition costs and intangibles	35	49	37	172	293	29	34	36	33	132
Interest expense	25	24	23	12	84	26	26	25	26	103

Total benefits and expenses	437	503	461	369	1,770	434	439	444	430	1,747

INCOME BEFORE INCOME TAXES	85	30	37	4	156	63	93	74	65	295
Provision for income taxes	30	10	13	1	54	24	31	27	23	105

NET INCOME	55	20	24	3	102	39	62	47	42	190

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(6)	2	6	3	5	9	2	10	—	21

NET OPERATING INCOME	$49	$22	$30	$6	$107	$48	$64	$57	$42	$211

Effective tax rate (operating income)	34.9%	32.8%	35.7%	30.3%	34.4%	37.8%	33.1%	37.0%	35.0%	35.6%

SALES:
Sales by Product:
Term Life	$—	$1	$—	$—	$1	$—	$1	$—	$—	$1
Term Universal Life	11	19	32	31	93	31	33	35	30	129
Universal Life	17	15	19	16	67	16	14	13	15	58
Linked-Benefits	3	3	3	3	12	2	2	3	2	9

Total Sales	$31	38	$54	$50	$173	$49	$50	$51	$47	$197

Sales by Distribution Channel:
Financial Intermediaries	$1	$2	$1	$2	$6	$1	$2	$1	$2	$6
Independent Producers	30	35	52	48	165	47	48	49	45	189
Dedicated Sales Specialist	—	1	1	—	2	1	—	1	—	2

Total Sales	$31	$38	$54	$50	$173	$49	$50	$51	$47	$197

(1)

In the third quarter of 2012, as part of a life block transaction, the company repurchased $270 million of non-recourse funding obligations resulting in a U.S. GAAP after-tax gain of approximately $21 million. The company also recorded higher after-tax deferred acquisition costs (DAC) amortization of approximately $25 million reflecting loss recognition associated with a third-party reinsurance treaty plus additional expenses. The combined transactions resulted in a U.S. GAAP after-tax loss of $6 million.

(2)

In January 2012, as part of a life block transaction, the company repurchased $475 million of non-recourse funding obligations resulting in a U.S. GAAP after-tax gain of approximately $52 million and then ceded certain term life insurance policies to a third-party reinsurer resulting in a U.S. GAAP after-tax loss, net of DAC, of $93 million. The combined transactions resulted in a U.S. GAAP after-tax loss of approximately $41 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Life Insurance In-Force

(amounts in millions)

	2012				2011
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Term and Whole Life Insurance
Life insurance in-force, net of reinsurance	$340,394	$382,735	$387,333	$391,870	$439,743	$444,861	$449,806	$454,704
Life insurance in-force before reinsurance	$539,317	$546,829	$554,019	$561,186	$568,261	$575,689	$583,007	$590,569

Term Universal Life Insurance
Life insurance in-force, net of reinsurance	$137,359	$133,846	$119,687	$112,906	$99,753	$87,238	$73,569	$58,371
Life insurance in-force before reinsurance	$138,436	$134,921	$127,640	$113,737	$100,476	$87,896	$74,107	$58,811

Universal Life Insurance
Life insurance in-force, net of reinsurance	$44,129	$43,523	$43,232	$42,734	$42,363	$42,015	$41,737	$41,543
Life insurance in-force before reinsurance	$50,954	$50,364	$50,083	$49,527	$49,204	$48,199	$47,990	$47,831

Total Life Insurance
Life insurance in-force, net of reinsurance	$521,882	$560,104	$550,252	$547,510	$581,859	$574,114	$565,112	$554,618
Life insurance in-force before reinsurance	$728,707	$732,114	$731,742	$724,450	$717,941	$711,784	$705,104	$697,211

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income and Sales—U.S. Life Insurance Segment—Long-Term Care

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$552	$541	$529	$521	$2,143	$520	$513	$496	$491	$2,020
Net investment income	273	266	266	255	1,060	246	244	240	229	959
Net investment gains (losses)	1	1	—	(2)	—	8	27	(8)	(8)	19
Insurance and investment product fees and other	—	1	2	1	4	1	1	1	1	4

Total revenues	826	809	797	775	3,207	775	785	729	713	3,002

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	694	625	654	601	2,574	593	605	583	543	2,324
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	105	100	96	98	399	113	110	105	104	432
Amortization of deferred acquisition costs and intangibles	17	19	24	22	82	22	19	19	20	80
Interest expense	1	—	1	—	2	—	1	—	—	1

Total benefits and expenses	817	744	775	721	3,057	728	735	707	667	2,837

INCOME BEFORE INCOME TAXES	9	65	22	54	150	47	50	22	46	165
Provision for income taxes	1	20	8	20	49	14	15	9	16	54

NET INCOME	8	45	14	34	101	33	35	13	30	111
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	—	1	—	(5)	(18)	5	6	(12)

NET OPERATING INCOME	$7	$45	$14	$35	$101	$28	$17	$18	$36	$99

Effective tax rate (operating income)	2.1%	30.9%	38.4%	36.5%	32.6%	29.1%	22.3%	39.2%	35.2%	32.4%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$6	$5	$5	$5	$21	$6	$6	$5	$5	$22
Independent Producers	41	46	35	28	150	35	34	31	29	129
Dedicated Sales Specialist	13	12	13	12	50	15	14	14	12	55

Total Individual Long-Term Care	60	63	53	45	221	56	54	50	46	206
Group Long-Term Care	4	6	7	3	20	9	—	2	2	13

Total Sales	$64	$69	$60	$48	$241	$65	$54	$52	$48	$219

RATIOS:
Loss Ratio(1)	76.2%	65.8%	74.2%	66.4%	70.7%	67.1%	71.4%	70.4%	64.5%	68.4%
Gross Benefits Ratio(2)	126.4%	115.0%	124.1%	115.1%	120.2%	114.1%	118.0%	117.3%	110.6%	115.0%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income and Sales—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$30	$26	$15	$33	$104	$33	$22	$20	$20	$95
Net investment income	251	249	255	254	1,009	255	261	267	262	1,045
Net investment gains (losses)	(3)	8	(12)	5	(2)	5	(42)	(10)	(13)	(60)
Insurance and investment product fees and other	1	1	2	2	6	1	2	1	2	6

Total revenues	279	284	260	294	1,117	294	243	278	271	1,086

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	117	113	103	120	453	115	101	105	110	431
Interest credited	92	94	95	97	378	99	101	101	103	404
Acquisition and operating expenses, net of deferrals	20	19	18	16	73	25	16	18	22	81
Amortization of deferred acquisition costs and intangibles	26	26	21	29	102	26	14	22	23	85
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	255	252	237	262	1,006	265	232	246	258	1,001

INCOME BEFORE INCOME TAXES	24	32	23	32	111	29	11	32	13	85
Provision for income taxes	9	12	8	11	40	10	4	11	5	30

NET INCOME	15	20	15	21	71	19	7	21	8	55
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	5	(1)	5	2	11	(1)	14	4	6	23

NET OPERATING INCOME	$20	$19	$20	$23	$82	$18	$21	$25	$14	$78

Effective tax rate (operating income)	35.1%	35.4%	35.3%	35.6%	35.3%	35.0%	36.9%	33.1%	35.6%	35.0%

SALES:
Sales by Product:
Single Premium Immediate Annuities	$69	$63	$51	$74	$257	$70	$49	$52	$57	$228
Single Premium Deferred Annuities	179	424	285	262	1,150	293	446	272	109	1,120

Total Sales	$248	$487	$336	$336	$1,407	$363	$495	$324	$166	$1,348

Sales by Distribution Channel:
Financial Intermediaries	$120	$336	$242	$216	$914	$233	$411	$243	$108	$995
Independent Producers	118	145	90	116	469	127	82	79	55	343
Dedicated Sales Specialists	10	6	4	4	24	3	2	2	3	10

Total Sales	$248	$487	$336	$336	$1,407	$363	$495	$324	$166	$1,348

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Selected Operating Performance Measures—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Single Premium Deferred Annuities
Account value, beginning of the period	$11,104	$10,904	$10,849	$10,831	$10,831	$10,775	$10,582	$10,660	$10,819	$10,819
Deposits	184	427	286	264	1,161	295	450	275	120	1,140
Surrenders, benefits and product charges	(331)	(310)	(314)	(330)	(1,285)	(325)	(345)	(441)	(368)	(1,479)

Net flows	(147)	117	(28)	(66)	(124)	(30)	105	(166)	(248)	(339)
Interest credited	81	83	83	84	331	86	88	88	89	351

Account value, end of the period	11,038	11,104	10,904	10,849	11,038	10,831	10,775	10,582	10,660	10,831

Single Premium Immediate Annuities
Account value, beginning of the period	6,469	6,427	6,404	6,433	6,433	6,482	6,384	6,411	6,528	6,528
Premiums and deposits	93	90	81	106	370	96	77	85	85	343
Surrenders, benefits and product charges	(235)	(222)	(235)	(237)	(929)	(250)	(245)	(253)	(256)	(1,004)

Net flows	(142)	(132)	(154)	(131)	(559)	(154)	(168)	(168)	(171)	(661)
Interest credited	75	75	77	78	305	79	80	82	83	324
Effect of accumulated net unrealized investment gains (losses)	40	99	100	24	263	26	186	59	(29)	242

Account value, end of the period	6,442	6,469	6,427	6,404	6,442	6,433	6,482	6,384	6,411	6,433

Structured Settlements
Account value, net of reinsurance, beginning of the period	1,104	1,106	1,107	1,107	1,107	1,109	1,113	1,113	1,113	1,113
Surrenders, benefits and product charges	(17)	(17)	(16)	(14)	(64)	(17)	(18)	(14)	(15)	(64)

Net flows	(17)	(17)	(16)	(14)	(64)	(17)	(18)	(14)	(15)	(64)
Interest credited	14	15	15	14	58	15	14	14	15	58

Account value, net of reinsurance, end of the period	1,101	1,104	1,106	1,107	1,101	1,107	1,109	1,113	1,113	1,107

Total Fixed Annuities	$18,581	$18,677	$18,437	$18,360	$18,581	$18,371	$18,366	$18,079	$18,184	$18,371

Global Mortgage Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$393	$392	$393	$384	$1,562	$400	$413	$410	$404	$1,627
Net investment income	104	112	107	120	443	112	132	125	128	497
Net investment gains (losses)	12	—	11	29	52	43	34	6	5	88
Insurance and investment product fees and other	2	—	20	2	24	6	—	6	2	14

Total revenues	511	504	531	535	2,081	561	579	547	539	2,226

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	275	273	289	404	1,241	392	370	633	388	1,783
Acquisition and operating expenses, net of deferrals	(91)	102	94	93	198	95	106	104	99	404
Amortization of deferred acquisition costs and intangibles	15	18	18	18	69	16	17	19	19	71
Interest expense	9	9	8	10	36	10	9	6	6	31

Total benefits and expenses	208	402	409	525	1,544	513	502	762	512	2,289

INCOME (LOSS) BEFORE INCOME TAXES	303	102	122	10	537	48	77	(215)	27	(63)
Provision (benefit) for income taxes	66	11	31	(4)	104	1	29	(78)	(24)	(72)

NET INCOME (LOSS)	237	91	91	14	433	47	48	(137)	51	9
Less: net income attributable to noncontrolling interests	98	36	33	33	200	33	36	36	34	139

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	139	55	58	(19)	233	14	12	(173)	17	(130)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(8)	1	(7)	(17)	(31)	(27)	(23)	(4)	(1)	(55)

NET OPERATING INCOME (LOSS)(1)	$131	$56	$51	$(36)	$202	$(13)	$(11)	$(177)	$16	$(185)

Effective tax rate (operating income (loss))	19.9%	-3.7%	21.6%	41.2%	8.6%	64.0%	-75.5%	34.3%	166.5%	44.7%

(1)

Net operating income (loss) adjusted for foreign exchange as compared to the prior year period for the Global Mortgage Insurance Division was $124 million and $203 million for the three and twelve months ended December 31, 2012, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Three months ended December 31, 2012	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$147	$101	$9	$257	$136	$393
Net investment income	47	44	1	92	12	104
Net investment gains (losses)	1	1	(1)	1	11	12
Insurance and investment product fees and other	—	—	1	1	1	2

Total revenues	195	146	10	351	160	511

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	46	37	12	95	180	275
Acquisition and operating expenses, net of deferrals	(163)	27	9	(127)	36	(91)
Amortization of deferred acquisition costs and intangibles	9	5	—	14	1	15
Interest expense	6	3	—	9	—	9

Total benefits and expenses	(102)	72	21	(9)	217	208

INCOME (LOSS) BEFORE INCOME TAXES	297	74	(11)	360	(57)	303
Provision (benefit) for income taxes	84	12	—	96	(30)	66

NET INCOME (LOSS)	213	62	(11)	264	(27)	237
Less: net income attributable to noncontrolling interests	98	—	—	98	—	98

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	115	62	(11)	166	(27)	139

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	—	(1)	(7)	(8)

NET OPERATING INCOME (LOSS)	$114	$62	$(11)	$165	$(34)	$131

Effective tax rate (operating income (loss))	31.6%	16.5%	-5.6%	28.5%	49.2%	19.9%

	International Mortgage Insurance Segment
Three months ended December 31, 2011	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$153	$96	$11	$260	$140	$400
Net investment income	47	46	3	96	16	112
Net investment gains (losses)	—	2	(1)	1	42	43
Insurance and investment product fees and other	—	1	2	3	3	6

Total revenues	200	145	15	360	201	561

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	61	43	19	123	269	392
Acquisition and operating expenses, net of deferrals	28	24	8	60	35	95
Amortization of deferred acquisition costs and intangibles	9	6	—	15	1	16
Interest expense	6	4	—	10	—	10

Total benefits and expenses	104	77	27	208	305	513

INCOME (LOSS) BEFORE INCOME TAXES	96	68	(12)	152	(104)	48
Provision (benefit) for income taxes	23	13	—	36	(35)	1

NET INCOME (LOSS)	73	55	(12)	116	(69)	47
Less: net income attributable to noncontrolling interests	33	—	—	33	—	33

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	40	55	(12)	83	(69)	14

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	(1)	1	—	(27)	(27)

NET OPERATING INCOME (LOSS)	$40	$54	$(11)	$83	$(96)	$(13)

Effective tax rate (operating income (loss))	23.3%	18.7%	-1.5%	23.2%	33.9%	64.0%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Twelve months ended December 31, 2012	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$587	$388	$41	$1,016	$546	$1,562
Net investment income	187	181	7	375	68	443
Net investment gains (losses)	12	(2)	6	16	36	52
Insurance and investment product fees and other	—	—	1	1	23	24

Total revenues	786	567	55	1,408	673	2,081

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	193	274	49	516	725	1,241
Acquisition and operating expenses, net of deferrals	(80)	99	36	55	143	198
Amortization of deferred acquisition costs and intangibles	39	24	1	64	5	69
Interest expense	23	13	—	36	—	36

Total benefits and expenses	175	410	86	671	873	1,544

INCOME (LOSS) BEFORE INCOME TAXES	611	157	(31)	737	(200)	537
Provision (benefit) for income taxes	172	17	(1)	188	(84)	104

NET INCOME (LOSS)	439	140	(30)	549	(116)	433
Less: net income attributable to noncontrolling interests	200	—	—	200	—	200

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	239	140	(30)	349	(116)	233

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(5)	2	(4)	(7)	(24)	(31)

NET OPERATING INCOME (LOSS)	$234	$142	$(34)	$342	$(140)	$202

Effective tax rate (operating income (loss))	29.9%	11.3%	8.8%	25.1%	40.7%	8.6%

	International Mortgage Insurance Segment
Twelve months ended December 31, 2011	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$619	$392	$52	$1,063	$564	$1,627
Net investment income	196	184	13	393	104	497
Net investment gains (losses)	8	34	—	42	46	88
Insurance and investment product fees and other	—	2	7	9	5	14

Total revenues	823	612	72	1,507	719	2,226

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	228	183	47	458	1,325	1,783
Acquisition and operating expenses, net of deferrals	111	93	44	248	156	404
Amortization of deferred acquisition costs and intangibles	39	27	—	66	5	71
Interest expense	23	8	—	31	—	31

Total benefits and expenses	401	311	91	803	1,486	2,289

INCOME (LOSS) BEFORE INCOME TAXES	422	301	(19)	704	(767)	(63)
Provision (benefit) for income taxes	121	83	8	212	(284)	(72)

NET INCOME (LOSS)	301	218	(27)	492	(483)	9
Less: net income attributable to noncontrolling interests	139	—	—	139	—	139

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	162	218	(27)	353	(483)	(130)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(3)	(22)	—	(25)	(30)	(55)

NET OPERATING INCOME (LOSS)	$159	$196	$(27)	$328	$(513)	$(185)

Effective tax rate (operating income (loss))	30.0%	27.2%	-41.4%	31.4%	36.9%	44.7%

International Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income—International Mortgage Insurance Segment

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$257	$256	$256	$247	$1,016	$260	$273	$268	$262	$1,063
Net investment income	92	92	94	97	375	96	103	99	95	393
Net investment gains (losses)	1	2	11	2	16	1	32	5	4	42
Insurance and investment product fees and other	1	—	—	—	1	3	—	5	1	9

Total revenues	351	350	361	346	1,408	360	408	377	362	1,507

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	95	99	115	207	516	123	119	107	109	458
Acquisition and operating expenses, net of deferrals	(127)	62	61	59	55	60	65	63	60	248
Amortization of deferred acquisition costs and intangibles	14	17	16	17	64	15	16	18	17	66
Interest expense	9	9	8	10	36	10	9	6	6	31

Total benefits and expenses	(9)	187	200	293	671	208	209	194	192	803

INCOME BEFORE INCOME TAXES	360	163	161	53	737	152	199	183	170	704
Provision for income taxes	96	34	45	13	188	36	74	66	36	212

NET INCOME	264	129	116	40	549	116	125	117	134	492
Less: net income attributable to noncontrolling interests	98	36	33	33	200	33	36	36	34	139

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	166	93	83	7	349	83	89	81	100	353

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	1	(7)	—	(7)	—	(21)	(3)	(1)	(25)

NET OPERATING INCOME(1)	$165	$94	$76	$7	$342	$83	$68	$78	$99	$328

Effective tax rate (operating income)	28.5%	17.6%	27.4%	6.8%	25.1%	23.2%	43.1%	39.7%	18.1%	31.4%

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Mortgage Insurance segment was $158 million and $343 million for the three and twelve months ended December 31, 2012, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income and Sales—International Mortgage Insurance Segment—Canada

(amounts in millions)

	2012					2011
	4Q(1)	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$147	$147	$148	$145	$587	$153	$153	$157	$156	$619
Net investment income	47	46	47	47	187	47	51	50	48	196
Net investment gains (losses)	1	4	1	6	12	—	3	2	3	8
Insurance and investment product fees and other	—	—	—	—	—	—	—	—	—	—

Total revenues	195	197	196	198	786	200	207	209	207	823

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	46	44	48	55	193	61	57	51	59	228
Acquisition and operating expenses, net of deferrals	(163)	28	29	26	(80)	28	27	29	27	111
Amortization of deferred acquisition costs and intangibles	9	10	10	10	39	9	9	11	10	39
Interest expense	6	6	5	6	23	6	5	6	6	23

Total benefits and expenses	(102)	88	92	97	175	104	98	97	102	401

INCOME BEFORE INCOME TAXES	297	109	104	101	611	96	109	112	105	422
Provision for income taxes	84	29	30	29	172	23	32	47	19	121

NET INCOME	213	80	74	72	439	73	77	65	86	301
Less: net income attributable to noncontrolling interests	98	36	33	33	200	33	36	36	34	139

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	115	44	41	39	239	40	41	29	52	162

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	(2)	—	(2)	(5)	—	(1)	(1)	(1)	(3)

NET OPERATING INCOME(2)	$114	$42	$41	$37	$234	$40	$40	$28	$51	$159

Effective tax rate (operating income)	31.6%	25.6%	30.0%	29.3%	29.9%	23.3%	31.3%	53.8%	9.1%	30.0%

SALES:
New Insurance Written (NIW)
Flow	$4,400	$7,200	$5,700	$3,500	$20,800	$5,200	$6,800	$6,400	$4,400	$22,800
Bulk	4,100	2,600	13,100	500	20,300	1,000	600	1,500	1,100	4,200

Total Canada NIW(3)	$8,500	$9,800	$18,800	$4,000	$41,100	$6,200	$7,400	$7,900	$5,500	$27,000

(1)

Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for a government guarantee fund and payment of exit fees related to it, was terminated. As a result, in the fourth quarter of 2012, acquisition and operating expenses, net of deferrals, for the Canadian platform included a favorable adjustment of $186 million associated with the reversal of the accrued liability for exit fees. This adjustment impacted net income available to Genworth Financial, Inc.’s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.

(2)

Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $111 million and $235 million for the three and twelve months ended December 31, 2012, respectively.

(3)

New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $8,300 million and $42,100 million for the three and twelve months ended December 31, 2012, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income (Loss) and Sales—International Mortgage Insurance Segment—Australia

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$101	$98	$98	$91	$388	$96	$105	$98	$93	$392
Net investment income	44	44	46	47	181	46	49	46	43	184
Net investment gains (losses)	1	(2)	4	(5)	(2)	2	30	2	—	34
Insurance and investment product fees and other	—	—	—	—	—	1	—	1	—	2

Total revenues	146	140	148	133	567	145	184	147	136	612

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	37	46	53	138	274	43	51	47	42	183
Acquisition and operating expenses, net of deferrals	27	26	23	23	99	24	26	22	21	93
Amortization of deferred acquisition costs and intangibles	5	6	6	7	24	6	7	7	7	27
Interest expense	3	3	3	4	13	4	4	—	—	8

Total benefits and expenses	72	81	85	172	410	77	88	76	70	311

INCOME (LOSS) BEFORE INCOME TAXES	74	59	63	(39)	157	68	96	71	66	301
Provision (benefit) for income taxes	12	4	16	(15)	17	13	40	16	14	83

NET INCOME (LOSS)	62	55	47	(24)	140	55	56	55	52	218
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	62	55	47	(24)	140	55	56	55	52	218

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	2	(3)	3	2	(1)	(20)	(1)	—	(22)

NET OPERATING INCOME (LOSS)(1)	$62	$57	$44	$(21)	$142	$54	$36	$54	$52	$196

Effective tax rate (operating income (loss))	16.5%	8.2%	24.8%	39.9%	11.3%	18.7%	46.5%	22.2%	21.7%	27.2%

SALES:
New Insurance Written (NIW)
Flow	$9,600	$8,800	$8,200	$7,700	$34,300	$7,900	$7,100	$6,700	$5,500	$27,200
Bulk	—	—	300	300	600	1,100	100	2,300	1,000	4,500

Total Australia NIW(2)	$9,600	$8,800	$8,500	$8,000	$34,900	$9,000	$7,200	$9,000	$6,500	$31,700

(1)

Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $60 million and $145 million for the three and twelve months ended December 31, 2012, respectively.

(2)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $9,400 million and $34,900 million for the three and twelve months ended December 31, 2012, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Loss and Sales—International Mortgage Insurance Segment—Other Countries

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$9	$11	$10	$11	$41	$11	$15	$13	$13	$52
Net investment income	1	2	1	3	7	3	3	3	4	13
Net investment gains (losses)	(1)	—	6	1	6	(1)	(1)	1	1	—
Insurance and investment product fees and other	1	—	—	—	1	2	—	4	1	7

Total revenues	10	13	17	15	55	15	17	21	19	72

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	12	9	14	14	49	19	11	9	8	47
Acquisition and operating expenses, net of deferrals	9	8	9	10	36	8	12	12	12	44
Amortization of deferred acquisition costs and intangibles	—	1	—	—	1	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	21	18	23	24	86	27	23	21	20	91

LOSS BEFORE INCOME TAXES	(11)	(5)	(6)	(9)	(31)	(12)	(6)	—	(1)	(19)
Provision (benefit) for income taxes	—	1	(1)	(1)	(1)	—	2	3	3	8

NET LOSS	(11)	(6)	(5)	(8)	(30)	(12)	(8)	(3)	(4)	(27)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—

NET LOSS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(11)	(6)	(5)	(8)	(30)	(12)	(8)	(3)	(4)	(27)

ADJUSTMENT TO NET LOSS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	1	(4)	(1)	(4)	1	—	(1)	—	—

NET OPERATING LOSS(1)	$(11)	$(5)	$(9)	$(9)	$(34)	$(11)	$(8)	$(4)	$(4)	$(27)

Effective tax rate (operating loss)	-5.6%	-0.6%	26.7%	10.1%	8.8%	-1.5%	-40.9%	NM (3)	-113.4%	-41.4%

SALES:
New Insurance Written (NIW)
Flow	$500	$400	$500	$300	$1,700	$400	$500	$600	$500	$2,000
Bulk	—	—	—	—	—	300	300	300	200	1,100

Total Other Countries NIW(2)	$500	$400	$500	$300	$1,700	$700	$800	$900	$700	$3,100

(1)

Net operating loss for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $(13) million and $(37) million for the three and twelve months ended December 31, 2012, respectively.

(2)

New insurance written for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $500 million and $1,800 million for the three and twelve months ended December 31, 2012, respectively.

(3)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$118	$176	$175	$79	$548	$122	$164	$155	$101	$542
Australia	157	131	103	102	493	104	92	90	61	347
Other Countries(1)	—	7	7	6	20	7	5	12	10	34

Total International Net Premiums Written	$275	$314	$285	$187	$1,061	$233	$261	$257	$172	$923

Loss Ratio(2)
Canada	31%	30%	32%	38%	33%	40%	36%	33%	38%	37%
Australia	36%	47%	54%	154%	70%	46%	48%	48%	45%	47%
Other Countries	133%	97%	129%	128%	122%	165%	85%	59%	62%	91%
Total International Loss Ratio	37%	39%	45%	84%	51%	48%	43%	40%	42%	43%

GAAP Basis Expense Ratio(3)
Canada(4)	-103%	26%	26%	25%	-7%	25%	23%	25%	24%	24%
Australia	32%	32%	30%	33%	32%	30%	32%	29%	30%	31%
Other Countries(1)	103%	85%	82%	94%	90%	68%	88%	94%	87%	85%
Total International GAAP Basis Expense Ratio(4)	-43%	30%	30%	31%	12%	29%	30%	30%	29%	30%

Adjusted Expense Ratio(5)
Canada(4)	-130%	21%	22%	46%	-7%	31%	22%	25%	37%	28%
Australia	21%	24%	29%	29%	25%	28%	37%	32%	46%	34%
Other Countries(1)	NM (6)	118%	131%	162%	185%	108%	258%	108%	114%	129%
Total International Adjusted Expense Ratio(4)	-41%	25%	27%	41%	11%	32%	31%	32%	45%	34%

Primary Insurance In-Force
Canada	$303,400	$299,600	$281,700	$269,100		$261,300	$250,200	$264,700	$256,700
Australia	295,600	291,500	286,200	287,100		281,500	264,300	296,200	284,600
Other Countries	32,200	31,900	31,400	33,600		32,600	33,600	37,000	36,200

Total International Primary Insurance In-Force	$631,200	$623,000	$599,300	$589,800		$575,400	$548,100	$597,900	$577,500

Primary Risk In-Force(7)
Canada
Flow	$81,900	$81,300	$76,600	$76,200		$74,000	$70,600	$74,400	$72,200
Bulk	24,300	23,500	22,000	18,000		17,500	16,900	18,200	17,700

Total Canada	106,200	104,800	98,600	94,200		91,500	87,500	92,600	89,900

Australia
Flow	94,800	93,100	90,600	90,600		88,700	83,300	93,200	90,000
Bulk	8,700	9,000	9,600	9,900		9,800	9,200	10,500	9,600

Total Australia	103,500	102,100	100,200	100,500		98,500	92,500	103,700	99,600

Other Countries
Flow(1)	4,000	3,900	3,900	4,200		4,100	4,400	4,800	4,700
Bulk	300	400	400	400		400	400	500	500

Total Other Countries	4,300	4,300	4,300	4,600		4,500	4,800	5,300	5,200

Total International Primary Risk In-Force	$214,000	$211,200	$203,100	$199,300		$194,500	$184,800	$201,600	$194,700

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $213 million, $183 million, $154 million, $134 million, $114 million and $92 million of risk in-force in Europe ceded under quota share reinsurance agreements as of December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, respectively.

(2)

The ratio of incurred losses and loss adjustment expense to net earned premiums. In determining the pricing of the mortgage insurance products, the company develops a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporate both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. New business pricing loss ratios for the international businesses were as follows for all periods: Canada 35%-40%, Australia 25%-35% and Europe 40%-45%.

(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for a government guarantee fund and payment of exit fees related to it, was terminated. As a result, in the fourth quarter of 2012, acquisition and operating expenses, net of deferrals, for the Canadian platform included a favorable adjustment of $186 million associated with the reversal of the accrued liability for exit fees. For the three and twelve months ended December 31, 2012, excluding the exit fee adjustment, the GAAP basis expense ratios for the Canadian platform were 22% and 25%, respectively, and the adjusted expense ratios for the Canadian platform were 28% and 27%, respectively. For the three and twelve months ended December 31, 2012, excluding the exit fee adjustment, the GAAP basis expense ratios for the International Mortgage Insurance segment were 29% and 30%, respectively, and the adjusted expense ratios for the International Mortgage Insurance segment were 27% and 29%, respectively.

(5)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(6)	“NM” is defined as not meaningful for percentages greater than 200%.
(7)

The businesses in Australia and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia and Canada. This factor was 35% for all periods presented.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(dollar amounts in millions)

Primary Insurance	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Insured loans in-force	1,502,858	1,483,111	1,452,408	1,371,140	1,362,092
Insured delinquent loans	2,153	2,183	2,408	2,623	2,752
Insured delinquency rate	0.14%	0.15%	0.17%	0.19%	0.20%

Flow loans in-force	1,126,468	1,112,910	1,091,543	1,074,281	1,064,942
Flow delinquent loans	1,924	1,943	2,125	2,335	2,477
Flow delinquency rate	0.17%	0.17%	0.19%	0.22%	0.23%

Bulk loans in-force	376,390	370,201	360,865	296,859	297,150
Bulk delinquent loans	229	240	283	288	275
Bulk delinquency rate	0.06%	0.06%	0.08%	0.10%	0.09%

Loss Metrics	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Beginning Reserves	$136	$141	$149	$161	$142
Paid claims(1)	(52)	(54)	(54)	(62)	(64)
Increase in reserves	40	44	48	55	82
Impact of changes in foreign exchange rates	6	5	(2)	(5)	1

Ending Reserves	$130	$136	$141	$149	$161

	December 31, 2012		September 30, 2012		December 31, 2011
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	46%	0.09%	46%	0.09%	46%	0.12%
British Columbia	16	0.18%	16	0.18%	16	0.28%
Alberta	16	0.22%	16	0.24%	16	0.40%
Quebec	14	0.19%	14	0.20%	15	0.22%
Nova Scotia	2	0.20%	2	0.18%	2	0.23%
Saskatchewan	2	0.11%	2	0.13%	2	0.14%
Manitoba	2	0.07%	2	0.07%	1	0.08%
New Brunswick	1	0.21%	1	0.22%	1	0.29%
All Other	1	0.09%	1	0.12%	1	0.09%

Total	100%	0.14%	100%	0.15%	100%	0.20%

By Policy Year
2004 and prior	22%	0.03%	23%	0.03%	25%	0.04%
2005	7	0.09%	7	0.08%	8	0.13%
2006	8	0.16%	8	0.18%	9	0.25%
2007	16	0.24%	16	0.26%	18	0.38%
2008	9	0.31%	10	0.35%	11	0.52%
2009	6	0.29%	6	0.30%	7	0.34%
2010	9	0.29%	10	0.27%	11	0.20%
2011	9	0.18%	9	0.14%	11	0.05%
2012	14	0.02%	11	0.01%	—	—%

Total	100%	0.14%	100%	0.15%	100%	0.20%

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(Canadian dollar amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$49	$52	$52	$62	$215	$62	$70	$75	$64	$271
Bulk	2	2	2	2	8	3	2	2	1	8

Total Paid Claims	$51	$54	$54	$64	$223	$65	$72	$77	$65	$279

Average Paid Claim (in thousands)	$84.6	$80.9	$76.7	$73.0		$80.6	$80.5	$82.3	$77.0

Average Reserve Per Delinquency (in thousands)	$60.1	$61.1	$59.4	$56.6		$57.7	$51.5	$51.0	$56.2

Loss Metrics

Beginning Reserves	$134	$143	$148	$164		$148	$167	$194	$200
Paid claims	(51)	(54)	(54)	(64)		(65)	(72)	(77)	(65)
Increase in reserves	46	45	49	48		81	53	50	59

Ending Reserves	$129	$134	$143	$148		$164	$148	$167	$194

Loan Amount

Over $550K	5%	5%	5%	5%		4%	4%	4%	4%
$400K to $550K	9	9	9	8		8	8	8	8
$250K to $400K	31	30	30	30		30	30	29	29
$100K to $250K	49	50	50	51		52	52	52	52
$100K or Less	6	6	6	6		6	6	7	7

Total	100%	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$201	$199	$197	$196		$195	$194	$192	$191

Average Effective Loan-To-Value Ratios By Policy Year(2)

2006 and prior	40%	40%	41%	42%		44%
2007	68%	69%	69%	71%		72%
2008	73%	73%	74%	76%		76%
2009	75%	75%	76%	78%		79%
2010	82%	82%	83%	85%		86%
2011	88%	88%	88%	91%		91%
2012	92%	91%	91%	—%		—%
Total Flow	56%	56%	56%	57%		58%

Total Bulk	29%	29%	26%	28%		29%

Total	50%	50%	50%	51%		52%

All amounts presented in Canadian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves.
(2)

Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from the Canadian Real Estate Association. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(dollar amounts in millions)

Primary Insurance	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Insured loans in-force	1,440,719	1,440,397	1,449,648	1,442,867	1,437,380
Insured delinquent loans	5,851	6,791	7,527	7,837	7,874
Insured delinquency rate	0.41%	0.47%	0.52%	0.54%	0.55%

Flow loans in-force	1,311,052	1,306,316	1,304,944	1,295,907	1,289,200
Flow delinquent loans	5,567	6,475	7,253	7,559	7,626
Flow delinquency rate	0.42%	0.50%	0.56%	0.58%	0.59%

Bulk loans in-force	129,667	134,081	144,704	146,960	148,180
Bulk delinquent loans	284	316	274	278	248
Bulk delinquency rate	0.22%	0.24%	0.19%	0.19%	0.17%

Loss Metrics	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Beginning Reserves	$287	$320	$342	$272	$247
Paid claims	(73)	(83)	(72)	(69)	(32)
Increase in reserves	37	46	53	138	44
Impact of changes in foreign exchange rates	—	4	(3)	1	13

Ending Reserves	$251	$287	$320	$342	$272

	December 31, 2012		September 30, 2012		December 31, 2011
State and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	30%	0.39%	30%	0.45%	31%	0.55%
Victoria	23	0.31%	23	0.34%	23	0.37%
Queensland	23	0.57%	23	0.69%	22	0.81%
Western Australia	11	0.38%	11	0.46%	11	0.56%
South Australia	6	0.46%	6	0.51%	6	0.51%
New Zealand	2	0.55%	2	0.64%	2	0.93%
Australian Capital Territory	2	0.08%	2	0.11%	2	0.10%
Tasmania	2	0.39%	2	0.41%	2	0.38%
Northern Territory	1	0.15%	1	0.18%	1	0.25%

Total	100%	0.41%	100%	0.47%	100%	0.55%

By Policy Year
2004 and prior	22%	0.12%	23%	0.13%	25%	0.14%
2005	7	0.43%	7	0.52%	8	0.54%
2006	9	0.65%	10	0.72%	11	0.81%
2007	10	0.87%	11	0.96%	12	1.18%
2008	10	1.01%	10	1.19%	12	1.40%
2009	12	0.69%	12	0.80%	13	0.80%
2010	9	0.32%	9	0.34%	9	0.21%
2011	9	0.16%	9	0.15%	10	0.03%
2012	12	0.02%	9	0.02%	—	—%

Total	100%	0.41%	100%	0.47%	100%	0.55%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(Australian dollar amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$70	$79	$70	$66	$285	$30	$25	$29	$26	$110
Bulk	1	1	—	—	2	1	—	1	—	2

Total Paid Claims	$71	$80	$70	$66	$287	$31	$25	$30	$26	$112

Average Paid Claim (in thousands)	$80.9	$83.5	$91.2	$77.1		$64.6	$62.4	$75.9	$71.2

Average Reserve Per Delinquency (in thousands)	$41.2	$40.8	$41.5	$42.2		$33.7	$30.0	$28.2	$28.5

Loss Metrics

Beginning Reserves	$277	$312	$331	$266		$255	$232	$216	$201
Paid claims	(71)	(80)	(70)	(66)		(31)	(25)	(30)	(26)
Increase in reserves	35	45	51	131		42	48	46	41

Ending Reserves	$241	$277	$312	$331		$266	$255	$232	$216

Loan Amount

Over $550K	12%	11%	11%	11%		11%	11%	11%	11%
$400K to $550K	16	16	16	15		15	15	14	14
$250K to $400K	37	37	36	36		36	36	36	36
$100K to $250K	29	30	30	31		31	31	32	32
$100K or Less	6	6	7	7		7	7	7	7

Total	100%	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$197	$195	$193	$192		$191	$191	$190	$189

Average Effective Loan-To-Value Ratios By Policy Year(1)

2006 and prior	48%	49%	49%	48%		49%
2007	68%	69%	69%	67%		68%
2008	76%	77%	77%	74%		74%
2009	79%	80%	80%	78%		79%
2010	85%	86%	86%	85%		85%
2011	87%	88%	88%	86%		86%
2012	85%	86%	86%	—%		—%
Total Flow	68%	68%	68%	66%		66%

Total Bulk	38%	38%	38%	38%		37%

Total	65%	65%	65%	63%		62%
All amounts presented in Australian dollars.

(1)

Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from RP Data (except Tasmania which is from the Australian Bureau of Statistics prior to 2Q12). All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter. Effective loan-to-value ratios exclude New Zealand and inward reinsurance policies.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

Risk In-Force by Loan-To-Value Ratio(1)	December 31, 2012			September 30, 2012
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$36,229	$36,229	$—	$35,760	$35,760	$—
90.01% to 95.00%	25,868	25,865	3	25,825	25,822	3
80.01% to 90.00%	19,226	16,685	2,541	18,911	16,681	2,229
80.00% and below	24,856	3,078	21,779	24,353	3,056	21,297

Total Canada	$106,179	$81,856	$24,322	$104,849	$81,319	$23,529

Australia
95.01% and above	$18,930	$18,929	$1	$18,192	$18,191	$1
90.01% to 95.00%	23,348	23,340	8	22,536	22,528	8
80.01% to 90.00%	26,651	26,562	89	26,306	26,214	91
80.00% and below	34,521	25,923	8,598	35,008	26,138	8,870

Total Australia	$103,449	$94,754	$8,696	$102,042	$93,072	$8,970

Other Countries(2)
95.01% and above	$737	$737	$—	$737	$737	$—
90.01% to 95.00%	2,063	2,003	60	2,023	1,961	62
80.01% to 90.00%	1,284	1,020	264	1,283	1,010	273
80.00% and below	251	216	35	249	213	36

Total Other Countries	$4,334	$3,975	$360	$4,293	$3,921	$372

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.
(2)

Other Countries flow and primary risk in-force exclude $213 million and $183 million of risk in-force in Europe ceded under quota share reinsurance agreements as of December 31, 2012 and September 30, 2012, respectively.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Loss and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$136	$136	$137	$137	$546	$140	$140	$142	$142	$564
Net investment income	12	20	13	23	68	16	29	26	33	104
Net investment gains (losses)	11	(2)	—	27	36	42	2	1	1	46
Insurance and investment product fees and other	1	—	20	2	23	3	—	1	1	5

Total revenues	160	154	170	189	673	201	171	170	177	719

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	180	174	174	197	725	269	251	526	279	1,325
Acquisition and operating expenses, net of deferrals	36	40	33	34	143	35	41	41	39	156
Amortization of deferred acquisition costs and intangibles	1	1	2	1	5	1	1	1	2	5

Total benefits and expenses	217	215	209	232	873	305	293	568	320	1,486

LOSS BEFORE INCOME TAXES	(57)	(61)	(39)	(43)	(200)	(104)	(122)	(398)	(143)	(767)
Benefit for income taxes	(30)	(23)	(14)	(17)	(84)	(35)	(45)	(144)	(60)	(284)

NET LOSS	(27)	(38)	(25)	(26)	(116)	(69)	(77)	(254)	(83)	(483)

ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	(7)	—	—	(17)	(24)	(27)	(2)	(1)	—	(30)

NET OPERATING LOSS	$(34)	$(38)	$(25)	$(43)	$(140)	$(96)	$(79)	$(255)	$(83)	$(513)

Effective tax rate (operating loss)	49.2%	37.2%	37.0%	37.4%	40.7%	33.9%	37.2%	36.0%	42.2%	36.9%

SALES:
New Insurance Written (NIW)
Flow	$5,100	$4,700	$3,600	$3,000	$16,400	$3,200	$2,700	$1,900	$2,000	$9,800
Bulk	—	—	—	—	—	—	—	—	400	400

Total U.S. Mortgage Insurance NIW	$5,100	$4,700	$3,600	$3,000	$16,400	$3,200	$2,700	$1,900	$2,400	$10,200

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$139	$132	$139	$142	$552	$143	$143	$145	$142	$573

New Risk Written
Flow	$1,188	$1,130	$843	$688	$3,849	$710	$653	$461	$439	$2,263
Bulk	—	—	—	7	7	1	—	—	27	28

Total Primary	1,188	1,130	843	695	3,856	711	653	461	466	2,291
Pool	—	—	—	—	—	—	—	—	—	—

Total New Risk Written	$1,188	$1,130	$843	$695	$3,856	$711	$653	$461	$466	$2,291

Primary Insurance In-Force	$110,000	$111,100	$112,000	$113,800		$116,500	$119,200	$120,900	$123,300

Risk In-Force
Flow	$25,716	$25,849	$25,887	$26,137		$26,660	$27,206	$27,489	$27,984
Bulk(1)	491	507	514	520		520	534	540	559

Total Primary	26,207	26,356	26,401	26,657		27,180	27,740	28,029	28,543
Pool	211	221	229	239		249	271	278	288

Total Risk In-Force	$26,418	$26,577	$26,630	$26,896		$27,429	$28,011	$28,307	$28,831

Primary Risk In-Force Subject To Captives	14%	15%	27%	31%		33%	36%	38%	41%

Primary Risk In-Force That Is GSE Conforming	97%	97%	96%	96%		96%	96%	96%	96%

GAAP Basis Expense Ratio(2)	27%	30%	26%	26%	27%	26%	30%	29%	29%	29%

Adjusted Expense Ratio(3)	27%	31%	25%	25%	27%	26%	30%	29%	29%	28%

Flow Persistency	79%	81%	82%	81%		81%	86%	86%	86%

Gross Written Premiums Ceded To Captives/Total Direct Written Premiums	5%	8%	10%	12%		13%	14%	15%	17%

Risk To Capital Ratio(4)	30.4:1	29.8:1	29.5:1	28.6:1		28.8:1	27.5:1	25.0:1	25.0:1

Average Primary Loan Size (in thousands)	$167	$166	$165	$164		$163	$163	$162	$162

Estimated Savings For Loss Mitigation Activities(5)	$165	$189	$162	$158	$674	$147	$168	$130	$122	$567

The	expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	As of December 31, 2012, 83% of our bulk risk-in force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(2)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The U.S. mortgage insurance business maintains new business writing flexibility in all states, supported by risk-to-capital waivers or existing authority to write new business in 44 states in its primary writing entity, with the remaining six states written out of other available entities. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

(5)

Loss mitigation activities include rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales, claims administration and other loan workouts. Estimated savings for rescissions represent the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings for loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Loss Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow
Direct	$260	$272	$295	$283	$1,110	$240	$256	$239	$315	$1,050
Assumed(1)	17	19	23	20	79	26	25	32	30	113
Ceded	(19)	(25)	(55)	(39)	(138)	(45)	(39)	(83)	(109)	(276)
Loss adjustment expenses	8	7	7	9	31	10	11	11	13	45

Total Flow	266	273	270	273	1,082	231	253	199	249	932
Bulk	3	3	6	4	16	6	(2)	3	3	10

Total Primary	269	276	276	277	1,098	237	251	202	252	942
Pool	2	1	2	2	7	1	1	1	1	4

Total Paid Claims	$271	$277	$278	$279	$1,105	$238	$252	$203	$253	$946

Average Paid Claim (in thousands)	$43.7	$41.1	$38.3	$43.6		$41.0	$46.9	$40.8	$39.7

Average Direct Paid Claim (in thousands)(2)	$43.2	$41.7	$42.5	$42.7		$43.2	$49.1	$49.7	$50.8

Average Reserve Per Delinquency (in thousands)
Flow	$29.7	$30.0	$30.6	$30.6		$29.1	$28.8	$29.2	$25.4
Bulk loans with established reserve	25.1	24.3	25.0	24.1		24.2	24.0	23.7	19.9
Bulk loans with no reserve(3)	—	—	—	—		—	—	—	—
Reserves:
Flow direct case	$1,728	$1,835	$1,954	$2,087		$2,199	$2,227	$2,256	$1,995
Bulk direct case	33	33	32	34		36	36	35	34
Assumed(1)	65	50	53	60		60	64	64	67
All other(4)	183	196	195	200		193	159	151	124

Total Reserves	$2,009	$2,114	$2,234	$2,381		$2,488	$2,486	$2,506	$2,220

Beginning Reserves	$2,114	$2,234	$2,381	$2,488	$2,488	$2,486	$2,506	$2,220	$2,282	$2,282
Paid claims	(290)	(302)	(333)	(318)	(1,243)	(282)	(292)	(286)	(362)	(1,222)
Increase in reserves	185	182	186	211	764	284	272	572	300	1,428

Ending Reserves	$2,009	$2,114	$2,234	$2,381	$2,009	$2,488	$2,486	$2,506	$2,220	$2,488

Beginning Reinsurance Recoverable(5)	$94	$111	$153	$178	$178	$207	$226	$264	$351	$351
Ceded paid claims	(19)	(25)	(55)	(39)	(138)	(44)	(40)	(83)	(109)	(276)
Increase in recoverable	5	8	13	14	40	15	21	45	22	103

Ending Reinsurance Recoverable	$80	$94	$111	$153	$80	$178	$207	$226	$264	$178

Loss Ratio(6)	131%	129%	127%	144%	133%	189%	181%	369%	197%	234%

The	loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(2)	Average direct paid claim excludes loss adjustment expenses, the impact of reinsurance and a negotiated servicer settlement.
(3)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(4)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(5)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(6)

The ratio of incurred losses to net earned premiums. Excluding the lender portfolio settlement in the first quarter of 2012, the loss ratio was 137% for the three months ended March 31, 2012, 132% for the six months ended June 30, 2012, 131% for the nine months ended September 30, 2012 and 131% for the twelve months ended December 31,2012.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	66,340	69,174	71,878	76,478		83,931	84,910	84,442	85,758
Bulk loans with an established reserve	1,415	1,441	1,381	1,522		1,592	1,604	1,569	1,814
Bulk loans with no reserve(1)	1,484	1,512	1,424	1,474		1,484	1,506	1,453	1,446

Total Number of Primary Delinquencies	69,239	72,127	74,683	79,474		87,007	88,020	87,464	89,018

Beginning Number of Primary Delinquencies	72,127	74,683	79,474	87,007	87,007	88,020	87,464	89,018	95,395	95,395
New delinquencies	16,871	17,733	16,703	18,217	69,524	22,094	23,493	21,272	23,866	90,725
Delinquency cures	(13,592)	(13,598)	(14,251)	(19,388)	(60,829)	(17,357)	(17,595)	(17,908)	(23,908)	(76,768)
Paid claims	(6,167)	(6,691)	(7,243)	(6,362)	(26,463)	(5,750)	(5,342)	(4,918)	(6,335)	(22,345)

Ending Number of Primary Delinquencies	69,239	72,127	74,683	79,474	69,239	87,007	88,020	87,464	89,018	87,007

Composition of Cures
Reported delinquent and cured-intraquarter	2,557	2,882	2,354	3,582		2,851	3,181	2,670	5,195
Number of missed payments delinquent prior to cure:
3 payments or less	7,120	6,289	7,399	10,154		8,835	8,520	8,953	11,454
4 - 11 payments	2,516	2,965	3,371	3,569		3,408	3,584	4,146	5,183
12 payments or more	1,399	1,462	1,127	2,083		2,263	2,310	2,139	2,076

Total	13,592	13,598	14,251	19,388		17,357	17,595	17,908	23,908

Primary Delinquencies by Missed Payment Status
3 payments or less	17,563	17,684	16,708	17,260		22,165	22,444	21,125	20,920
4 - 11 payments	18,155	18,713	20,830	24,137		25,334	25,055	26,969	31,070
12 payments or more	33,521	35,730	37,145	38,077		39,508	40,521	39,370	37,028

Primary Delinquencies	69,239	72,127	74,683	79,474		87,007	88,020	87,464	89,018

	December 31, 2012
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	16,977	$150	$668	22%
4 - 11 payments in default	17,398	441	749	59%
12 payments or more in default	31,965	1,137	1,562	73%

Total	66,340	$1,728	$2,979	58%

	December 31, 2011
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	21,272	$193	$835	23%
4 - 11 payments in default	24,493	646	1,075	60%
12 payments or more in default	38,166	1,360	1,870	73%

Total	83,931	$2,199	$3,780	58%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2012				2011
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Risk In-Force by Credit Quality(1)
Primary by FICO Scores >679(2)	75%	74%	73%	72%	72%	71%	71%	70%
Primary by FICO Scores 620-679	20%	21%	22%	23%	24%	25%	25%	26%
Primary by FICO Scores 575-619	4%	4%	4%	4%	4%	4%	4%	4%
Primary by FICO Scores <575	1%	1%	1%	1%	0%	0%	0%	0%

Flow by FICO Scores >679(2)	75%	74%	73%	72%	72%	71%	71%	70%
Flow by FICO Scores 620-679	20%	21%	22%	23%	24%	25%	25%	26%
Flow by FICO Scores 575-619	4%	4%	4%	4%	4%	4%	4%	4%
Flow by FICO Scores <575	1%	1%	1%	1%	0%	0%	0%	0%

Bulk by FICO Scores >679	89%	89%	89%	89%	89%	89%	89%	89%
Bulk by FICO Scores 620-679	9%	9%	9%	9%	9%	9%	9%	9%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%	1%

Primary A minus	4%	4%	4%	4%	5%	5%	5%	5%
Primary sub-prime(2), (3)	3%	3%	3%	3%	3%	3%	3%	3%

Primary Loans
Primary loans in-force	658,527	669,618	679,817	693,807	714,467	733,383	746,740	763,439
Primary delinquent loans	69,239	72,127	74,683	79,474	87,007	88,020	87,464	89,018
Primary delinquency rate	10.51%	10.77%	10.99%	11.45%	12.18%	12.00%	11.71%	11.66%

Flow loans in-force	595,348	601,851	607,133	616,623	633,246	648,242	658,251	673,276
Flow delinquent loans	66,340	69,174	71,878	76,478	83,931	84,910	84,442	85,758
Flow delinquency rate	11.14%	11.49%	11.84%	12.40%	13.25%	13.10%	12.83%	12.74%

Bulk loans in-force	63,179	67,767	72,684	77,184	81,221	85,141	88,489	90,163
Bulk delinquent loans	2,899	2,953	2,805	2,996	3,076	3,110	3,022	3,260
Bulk delinquency rate	4.59%	4.36%	3.86%	3.88%	3.79%	3.65%	3.42%	3.62%

A minus and sub-prime loans in-force(2)	46,631	48,696	50,676	52,625	54,713	56,765	58,510	60,316
A minus and sub-prime delinquent loans	12,817	13,149	13,534	14,258	16,038	16,373	16,351	16,633
A minus and sub-prime delinquency rate	27.49%	27.00%	26.71%	27.09%	29.31%	28.84%	27.95%	27.58%

Pool Loans
Pool loans in-force	12,949	13,237	13,562	13,942	14,418	16,574	16,943	17,421
Pool delinquent loans	721	670	679	695	778	957	931	913
Pool delinquency rate	5.57%	5.06%	5.01%	4.98%	5.40%	5.77%	5.49%	5.24%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)

In the fourth quarter 2012, all FICO score classifications were conformed to be based upon FICO scores at loan closing. Previously, certain classifications were based upon FICO scores at a point in time post-loan closing. All prior periods have been re-presented to conform to this modified classification.

(3)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	December 31, 2012			September 30, 2012			December 31, 2011
	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate
By Region
Southeast(2)	35%	21%	14.69%	35%	22%	15.14%	35%	22%	17.10%
South Central(3)	9	15	7.71%	9	16	8.10%	11	16	10.15%
Northeast(4)	16	15	13.32%	15	15	12.91%	12	14	12.80%
Pacific(5)	12	12	9.72%	12	11	10.41%	13	11	12.52%
North Central(6)	11	12	9.81%	12	12	10.27%	12	12	11.89%
Great Lakes(7)	6	9	7.78%	6	9	7.96%	7	9	9.00%
New England(8)	4	6	9.63%	4	5	9.77%	3	5	10.59%
Mid-Atlantic(9)	4	5	9.87%	4	5	9.95%	4	5	10.73%
Plains(10)	3	5	6.62%	3	5	6.64%	3	6	7.87%

Total	100%	100%	10.51%	100%	100%	10.77%	100%	100%	12.18%

By State
Florida	25%	7%	26.24%	25%	7%	27.06%	24%	7%	29.30%
Texas	3%	7%	6.86%	3%	7%	6.91%	3%	7%	8.34%
New York	7%	7%	11.85%	6%	7%	11.27%	5%	7%	10.66%
California	5%	6%	7.25%	5%	6%	8.04%	6%	6%	10.86%
Illinois	8%	5%	14.29%	8%	5%	14.84%	8%	5%	16.70%
New Jersey	6%	4%	19.44%	6%	4%	18.98%	5%	4%	19.07%
Pennsylvania	3%	4%	11.23%	3%	4%	11.15%	2%	4%	11.85%
North Carolina	3%	4%	9.99%	3%	4%	10.26%	3%	4%	11.89%
Georgia	3%	4%	11.88%	3%	4%	12.34%	4%	4%	14.79%
Ohio	2%	3%	8.03%	2%	3%	8.14%	2%	3%	8.73%

(1)	Total reserves were $2,009 million, $2,114 million and $2,488 million as of December 31, 2012, September 30, 2012 and December 31, 2011, respectively.
(2)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee.
(3)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah.
(4)	New Jersey, New York and Pennsylvania.
(5)	Alaska, California, Hawaii, Nevada, Oregon and Washington.
(6)	Illinois, Minnesota, Missouri and Wisconsin.
(7)	Indiana, Kentucky, Michigan and Ohio.
(8)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont.
(9)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia.
(10)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	December 31, 2012		September 30, 2012		December 31, 2011
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate
Lender concentration (by original applicant)	$26,207	10.51%	$26,356	10.77%	$27,180	12.18%
Top 10 lenders	12,835	12.69%	12,950	13.07%	13,355	15.49%
Top 20 lenders	14,521	12.40%	14,692	12.67%	15,306	14.79%

Loan-to-value ratio
95.01% and above	$7,238	13.19%	$7,136	13.75%	$6,848	16.89%
90.01% to 95.00%	9,297	10.00%	9,318	10.28%	9,563	11.74%
80.01% to 90.00%	9,242	10.57%	9,459	10.84%	10,311	12.00%
80.00% and below	430	3.54%	443	3.29%	458	2.90%

Total	$26,207	10.51%	$26,356	10.77%	$27,180	12.18%

Loan grade(1)
Prime	$24,527	9.22%	$24,603	9.50%	$25,219	10.76%
A minus and sub-prime	1,680	27.49%	1,753	27.00%	1,961	29.31%

Total	$26,207	10.51%	$26,356	10.77%	$27,180	12.18%

Loan type(2)
First mortgages
Fixed rate mortgage
Flow	$25,293	10.89%	$25,403	11.24%	$26,133	12.98%
Bulk	473	4.43%	488	4.19%	500	3.60%
Adjustable rate mortgage
Flow	423	29.60%	446	29.50%	527	30.16%
Bulk	18	11.74%	19	12.17%	20	13.23%
Second mortgages	—	—	—	—	—	—

Total	$26,207	10.51%	$26,356	10.77%	$27,180	12.18%

Type of documentation
Alt-A
Flow	$593	33.93%	$631	33.97%	$747	34.44%
Bulk	35	6.24%	36	5.89%	38	5.60%
Standard(3)
Flow	25,123	10.67%	25,218	11.01%	25,913	12.74%
Bulk	456	4.36%	471	4.15%	482	3.55%

Total	$26,207	10.51%	$26,356	10.77%	$27,180	12.18%

Mortgage term
15 years and under	$816	1.27%	$724	1.41%	$534	1.69%
More than 15 years	25,391	11.16%	25,632	11.39%	26,646	12.79%

Total	$26,207	10.51%	$26,356	10.77%	$27,180	12.18%

(1)

In the fourth quarter 2012, all FICO score classifications were conformed to be based upon FICO scores at loan closing. Previously, certain classifications were based upon FICO scores at a point in time post-loan closing. All prior periods have been re-presented to conform to this modified classification.

(2)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(3)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE or other lender proprietary approved underwriting systems, and other reduced documentation programs, with historical and expected delinquency rates at origination consistent with historical and expected delinquency rates of the company's standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	December 31, 2012
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Deliquency Rate
2001 and prior	7.75%	2.0%	$1,914	1.7%	$477	1.8%	16.79%
2002	6.60%	1.4	1,457	1.3	364	1.4	13.83
2003	5.61%	3.7	5,830	5.3	973	3.7	9.49
2004	5.85%	4.7	4,054	3.7	942	3.6	13.49
2005	5.87%	12.7	7,328	6.7	1,914	7.3	16.61
2006	6.26%	19.1	10,078	9.2	2,519	9.6	18.09
2007	6.26%	38.2	22,992	20.9	5,712	21.8	17.47
2008	5.82%	17.5	21,069	19.2	5,277	20.2	9.41
2009	5.06%	0.4	4,882	4.4	985	3.8	1.27
2010	4.67%	0.2	6,322	5.7	1,395	5.3	0.68
2011	4.44%	0.1	8,136	7.4	1,897	7.2	0.39
2012	3.75%	—	15,930	14.5	3,752	14.3	0.05

Total	5.60%	100.0%	$109,992	100.0%	$26,207	100.0%	10.51%

	December 31, 2012		September 30, 2012
Occupancy and Property Type	% of Primary Risk In-Force	Deliquency Rate	% of Primary Risk In-Force	Deliquency Rate
Occupancy Status
Primary residence	94.2%	10.44%	94.0%	10.69%
Second home	3.4	11.04	3.6	11.25
Non-owner occupied	2.4	11.9	2.4	12.45

Total	100.0%	10.51%	100.0%	10.77%

Property Type
Single family detached	86.9%	10.16%	86.7%	10.41%
Condominium and co-operative	11.1	12.34	11.2	12.75
Multi-family and other	2.0	16.11	2.1	15.8

Total	100.0%	10.51%	100.0%	10.77%

(1)	Average Annual Mortgage Interest Rate
(2)	Total reserves were $2,009 million as of December 31, 2012.

Corporate and Other Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$166	$165	$176	$180	$687	$194	$298	$307	$300	$1,099
Net investment income	75	69	88	74	306	83	73	108	81	345
Net investment gains (losses)	(7)	2	(24)	8	(21)	(38)	(172)	(13)	(12)	(235)
Insurance and investment product fees and other	166	170	197	187	720	258	183	181	181	803

Total revenues	400	406	437	449	1,692	497	382	583	550	2,012

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	51	39	55	42	187	32	123	104	110	369
Interest credited	32	33	34	33	132	32	34	34	35	135
Acquisition and operating expenses, net of deferrals	252	232	239	268	991	281	287	294	292	1,154
Amortization of deferred acquisition costs and intangibles	52	50	48	31	181	40	68	66	56	230
Goodwill Impairment	—	89	—	—	89	29	—	—	—	29
Interest expense	89	93	99	73	354	85	88	103	95	371

Total benefits and expenses	476	536	475	447	1,934	499	600	601	588	2,288

INCOME (LOSS) BEFORE INCOME TAXES	(76)	(130)	(38)	2	(242)	(2)	(218)	(18)	(38)	(276)
Provision (benefit) for income taxes	(25)	(24)	(3)	(6)	(58)	(39)	(86)	26	—	(99)

NET INCOME (LOSS)	(51)	(106)	(35)	8	(184)	37	(132)	(44)	(38)	(177)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	9	(1)	15	(5)	18	23	103	8	5	139
Goodwill impairment, net of taxes	—	86	—	—	86	19	—	—	—	19
Gain on sale of business, net of taxes	2	—	(15)	—	(13)	(36)	—	—	—	(36)

NET OPERATING INCOME (LOSS)	$(40)	$(21)	$(35)	$3	$(93)	$43	$(29)	$(36)	$(33)	$(55)

Effective tax rate (operating income (loss))	35.5%	48.3%	35.9%	155.1%	43.2%	NM (1)	51.1%	NM (1)	-13.8%	52.3%

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

Three months ended December 31, 2012	International Protection Segment	Wealth Management Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$165	$—	$1	$—	$166
Net investment income	27	—	37	11	75
Net investment gains (losses)	3	—	2	(12)	(7)
Insurance and investment product fees and other	—	74	52	40	166

Total revenues	195	74	92	39	400

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	38	—	13	—	51
Interest credited	—	—	32	—	32
Acquisition and operating expenses, net of deferrals	113	59	21	59	252
Amortization of deferred acquisition costs and intangibles	28	1	20	3	52
Interest expense	9	—	—	80	89

Total benefits and expenses	188	60	86	142	476

INCOME (LOSS) BEFORE INCOME TAXES	7	14	6	(103)	(76)
Provision (benefit) for income taxes	(2)	8	—	(31)	(25)

NET INCOME (LOSS)	9	6	6	(72)	(51)
ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	2	8	9
Gain on sale of business, net of taxes	—	2	—	—	2

NET OPERATING INCOME (LOSS)	$8	$8	$8	$(64)	$(40)

Effective tax rate (operating income (loss))	-46.6%	41.9%	18.4%	29.7%	35.5%

Three months ended December 31, 2011	International Protection Segment	Wealth Management Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$192	$—	$2	$—	$194
Net investment income	34	—	36	13	83
Net investment gains (losses)	(2)	—	(4)	(32)	(38)
Insurance and investment product fees and other	2	114	128	14	258

Total revenues	226	114	162	(5)	497

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	31	—	1	—	32
Interest credited	—	—	32	—	32
Acquisition and operating expenses, net of deferrals	139	93	24	25	281
Amortization of deferred acquisition costs and intangibles	33	2	2	3	40
Goodwill Impairment	—	—	—	29	29
Interest expense	3	—	1	81	85

Total benefits and expenses	206	95	60	138	499

INCOME (LOSS) BEFORE INCOME TAXES	20	19	102	(143)	(2)
Provision (benefit) for income taxes	2	7	54	(102)	(39)

NET INCOME (LOSS)	18	12	48	(41)	37
ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	1	—	3	19	23
Goodwill impairment, net of taxes	—	—	—	19	19
Gain on sale of business, net of taxes	—	—	(36)	—	(36)

NET OPERATING INCOME (LOSS)	$19	$12	$15	$(3)	$43

Effective tax rate (operating income (loss))	7.4%	36.2%	45.9%	96.7%	NM (2)

(1)	Includes inter-segment eliminations and non-core products.
(2)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

Twelve months ended December 31, 2012	International Protection Segment	Wealth Management Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$682	$—	$5	$—	$687
Net investment income	131	—	145	30	306
Net investment gains (losses)	6	—	24	(51)	(21)
Insurance and investment product fees and other	3	390	207	120	720

Total revenues	822	390	381	99	1,692

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	150	—	37	—	187
Interest credited	—	—	132	—	132
Acquisition and operating expenses, net of deferrals	483	278	79	151	991
Amortization of deferred acquisition costs and intangibles	113	5	51	12	181
Goodwill impairment	89	—	—	—	89
Interest expense	45	—	1	308	354

Total benefits and expenses	880	283	300	471	1,934

INCOME (LOSS) BEFORE INCOME TAXES	(58)	107	81	(372)	(242)
Provision (benefit) for income taxes	1	52	23	(134)	(58)

NET INCOME (LOSS)	(59)	55	58	(238)	(184)
ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(3)	—	(12)	33	18
Goodwill impairment, net of taxes	86	—	—	—	86
Gain on sale of business, net of taxes	—	(13)	—	—	(13)

NET OPERATING INCOME (LOSS)	$24	$42	$46	$(205)	$(93)

Effective tax rate (operating income (loss))	9.4%	38.2%	27.1%	36.2%	43.2%

Twelve months ended December 31, 2011	International Protection Segment	Wealth Management Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$839	$—	$260	$—	$1,099
Net investment income	173	—	140	32	345
Net investment gains (losses)	(1)	—	(174)	(60)	(235)
Insurance and investment product fees and other	11	453	299	40	803

Total revenues	1,022	453	525	12	2,012

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	135	—	234	—	369
Interest credited	—	—	135	—	135
Acquisition and operating expenses, net of deferrals	590	372	142	50	1,154
Amortization of deferred acquisition costs and intangibles	143	5	70	12	230
Goodwill Impairment	—	—	—	29	29
Interest expense	38	—	2	331	371

Total benefits and expenses	906	377	583	422	2,288
LOSS BEFORE INCOME TAXES	116	76	(58)	(410)	(276)
Provision (benefit) for income taxes	26	29	(21)	(133)	(99)

NET LOSS	90	47	(37)	(277)	(177)
ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	1	—	100	38	139
Goodwill Impairment, net of taxes	—	—	—	19	19
Gain on sale of business, net of taxes	—	—	(36)	—	(36)

NET OPERATING INCOME (LOSS)	$91	$47	$27	$(220)	$(55)

Effective tax rate (operating income (loss))	22.0%	38.3%	-97.3%	31.6%	52.3%

(1)	Includes inter-segment eliminations and non-core products.

International Protection Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income and Sales—International Protection Segment

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$165	$164	$174	$179	$682	$192	$209	$223	$215	$839
Net investment income	27	32	36	36	131	34	38	53	48	173
Net investment gains (losses)	3	1	1	1	6	(2)	(2)	1	2	(1)
Insurance and investment product fees and other	—	1	—	2	3	2	—	4	5	11

Total revenues	195	198	211	218	822	226	245	281	270	1,022

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	38	30	41	41	150	31	37	35	32	135
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	113	117	126	127	483	139	143	156	152	590
Amortization of deferred acquisition costs and intangibles	28	27	27	31	113	33	32	42	36	143
Goodwill impairment	—	89	—	—	89	—	—	—	—	—
Interest expense	9	11	14	11	45	3	6	16	13	38

Total benefits and expenses	188	274	208	210	880	206	218	249	233	906

INCOME (LOSS) BEFORE INCOME TAXES	7	(76)	3	8	(58)	20	27	32	37	116
Provision (benefit) for income taxes	(2)	1	—	2	1	2	7	7	10	26

NET INCOME (LOSS)	9	(77)	3	6	(59)	18	20	25	27	90

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(1)	(1)	—	(1)	(3)	1	2	—	(2)	1
Goodwill impairment, net of taxes	—	86	—	—	86	—	—	—	—	—

NET OPERATING INCOME(1)	$8	$8	$3	$5	$24	$19	$22	$25	$25	$91

Effective tax rate (operating income)	-46.6%	32.8%	-5.8%	23.1%	9.4%	7.4%	28.7%	20.9%	26.3%	22.0%

SALES:
Lifestyle Protection Insurance
Traditional indemnity premiums	$211	$212	$246	$228	$897	$234	$252	$270	$242	$998
Premium equivalents for administrative services only business	2	2	2	2	8	5	5	6	6	22
Reinsurance premiums assumed accounted for under the deposit method	165	152	169	149	635	167	181	193	175	716

Total Sales(2)	$378	$366	$417	$379	$1,540	$406	$438	$469	$423	$1,736

SALES BY REGION:
Lifestyle Protection Insurance
Northern Europe	$146	$145	$151	$141	$583	$149	$166	$169	$156	$640
Southern Europe	114	110	141	134	499	152	161	188	170	671
Latin America	4	4	5	7	20	6	7	2	—	15
Structured Deals(3)	105	103	113	93	414	93	97	103	89	382
Other	9	4	7	4	24	6	7	7	8	28

Total Sales	$378	$366	$417	$379	$1,540	$406	$438	$469	$423	$1,736

Loss Ratio	23%	18%	24%	23%	22%	16%	17%	16%	15%	16%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $11 million and $32 million for the three and twelve months ended December 31, 2012, respectively.

(2)

Sales adjusted for foreign exchange as compared to the prior year period for the International Protection segment were $394 million and $1,669 million for the three and twelve months ended December 31, 2012, respectively.

(3)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	4Q 2012			3Q 2012			2Q 2012			1Q 2012			Total 2012
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$165	$50	$215	$164	$47	$211	$174	$56	$230	$179	$55	$234	$682	$208	$890
Net investment income	27	(5)	22	32	(9)	23	36	(12)	24	36	(13)	23	131	(39)	92
Net investment gains (losses)	3	—	3	1	—	1	1	—	1	1	—	1	6	—	6
Insurance and investment product fees and other	—	—	—	1	—	1	—	—	—	2	—	2	3	—	3

Total revenues	195	45	240	198	38	236	211	44	255	218	42	260	822	169	991

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	38	20	58	30	15	45	41	20	61	41	15	56	150	70	220
Interest credited	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	113	12	125	117	14	131	126	15	141	127	17	144	483	58	541
Amortization of deferred acquisition costs and intangibles	28	13	41	27	11	38	27	13	40	31	14	45	113	51	164
Goodwill impairment	—	—	—	89	—	89	—	—	—	—	—	—	89	—	89
Interest expense	9	—	9	11	(2)	9	14	(4)	10	11	(4)	7	45	(10)	35

Total benefits and expenses	188	45	233	274	38	312	208	44	252	210	42	252	880	169	1,049

INCOME (LOSS) BEFORE INCOME TAXES	7	—	7	(76)	—	(76)	3	—	3	8	—	8	(58)	—	(58)
Provision (benefit) for income taxes	(2)	—	(2)	1	—	1	—	—	—	2	—	2	1	—	1

NET INCOME (LOSS)	9	—	9	(77)	—	(77)	3	—	3	6	—	6	(59)	—	(59)
ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	(1)	(1)	—	(1)	—	—	—	(1)	—	(1)	(3)	—	(3)
Goodwill impairment, net of taxes	—	—	—	86	—	86	—	—	—	—	—	—	86	—	86

NET OPERATING INCOME(1)	$8	$—	$8	$8	$—	$8	$3	$—	$3	$5	$—	$5	$24	$—	$24

Effective tax rate (operating income)	-46.6%		-46.6%	32.8%		32.8%	-5.8%		-5.8%	23.1%		23.1%	9.4%		9.4%

Other Metrics:
Premiums	$165	$50	$215	$164	$47	$211	$174	$56	$230	$179	$55	$234	$682	$208	$890
Benefits and other changes in policy reserves	38	20	58	30	15	45	41	20	61	41	15	56	150	70	220
Commissions(2), (3)	80	9	89	79	12	91	83	13	96	85	14	99	327	48	375

Margin before profit sharing	47	21	68	55	20	75	50	23	73	53	26	79	205	90	295
Profit share(2)	20	14	34	24	15	39	27	14	41	27	17	44	98	60	158

Underwriting profit(3)	$27	$7	$34	$31	$5	$36	$23	$9	$32	$26	$9	$35	$107	$30	$137

Loss Ratio	23%		27%	18%		21%	24%		27%	23%		23%	22%		25%

Underwriting Margin(4)	17%		16%	19%		17%	14%		14%	14%		15%	16%		15%

Combined Ratio(5)	108%		104%	160%		144%	111%		105%	111%		105%	122%		114%

This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for our reciprocal arrangements, were accounted for as reinsurance accounting ("pre-deposit accounting basis") and not as deposit accounting. There is no impact on net income available to Genworth Financial, Inc.'s common stockholders or to segment net operating income.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $11 million and $32 million for the three and twelve months ended December 31, 2012, respectively.

(2)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(3)	The prior period amounts have been re-presented to conform to the current period presentation.
(4)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(5)

The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	4Q 2011			3Q 2011			2Q 2011			1Q 2011			Total 2011
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$192	$57	$249	$209	$71	$280	$223	$71	$294	$215	$56	$271	$839	$255	$1,094
Net investment income	34	(7)	27	38	(11)	27	53	(26)	27	48	(23)	25	173	(67)	106
Net investment gains (losses)	(2)	—	(2)	(2)	—	(2)	1	—	1	2	—	2	(1)	—	(1)
Insurance and investment product fees and other	2	—	2	—	—	—	4	—	4	5	—	5	11	—	11

Total revenues	226	50	276	245	60	305	281	45	326	270	33	303	1,022	188	1,210

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	31	15	46	37	18	55	35	18	53	32	10	42	135	61	196
Acquisition and operating expenses, net of deferrals	139	16	155	143	19	162	156	19	175	152	13	165	590	67	657
Amortization of deferred acquisition costs and intangibles	33	13	46	32	21	53	42	16	58	36	17	53	143	67	210
Interest expense	3	6	9	6	2	8	16	(8)	8	13	(7)	6	38	(7)	31

Total benefits and expenses	206	50	256	218	60	278	249	45	294	233	33	266	906	188	1,094

INCOME BEFORE INCOME TAXES	20	—	20	27	—	27	32	—	32	37	—	37	116	—	116
Provision for income taxes	2	—	2	7	—	7	7	—	7	10	—	10	26	—	26

NET INCOME	18	—	18	20	—	20	25	—	25	27	—	27	90	—	90
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	1	—	1	2	—	2	—	—	—	(2)	—	(2)	1	—	1

NET OPERATING INCOME	$19	$—	$19	$22	$—	$22	$25	$—	$25	$25	$—	$25	$91	$—	$91

Effective tax rate (operating income)	7.4%		7.4%	28.7%		28.7%	20.9%		20.9%	26.3%		26.3%	22.0%		22.0%

Other Metrics:
Premiums	$192	$57	$249	$209	$71	$280	$223	$71	$294	$215	$56	$271	$839	$255	$1,094
Benefits and other changes in policy reserves	31	15	46	37	18	55	35	18	53	32	10	42	135	61	196
Commissions(1)	94	10	104	96	21	117	109	18	127	102	16	118	401	65	466

Margin before profit sharing	67	32	99	76	32	108	79	35	114	81	30	111	303	129	432
Profit share(1)	26	18	44	28	18	46	35	18	53	37	14	51	126	68	194

Underwriting profit	$41	$14	$55	$48	$14	$62	$44	$17	$61	$44	$16	$60	$177	$61	$238

Loss Ratio	16%		18%	17%		20%	16%		18%	15%		15%	16%		18%

Underwriting Margin(2)	21%		22%	23%		22%	19%		21%	21%		22%	21%		22%

Combined Ratio(3)	106%		99%	100%		96%	104%		97%	101%		96%	103%		97%

This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for our reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income available to Genworth Financial, Inc.’s common stockholders or to segment net operating income.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(2)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(3)

The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

Wealth Management Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income, Sales and Assets Under Management—Wealth Management Segment

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—	—	—	—	—
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	—
Insurance and investment product fees and other	74	82	122	112	390	114	115	114	110	453

Total revenues	74	82	122	112	390	114	115	114	110	453

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	59	63	64	92	278	93	95	92	92	372
Amortization of deferred acquisition costs and intangibles	1	2	1	1	5	2	1	1	1	5
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	60	65	65	93	283	95	96	93	93	377

INCOME BEFORE INCOME TAXES	14	17	57	19	107	19	19	21	17	76
Provision for income taxes	8	7	30	7	52	7	7	8	7	29

NET INCOME	6	10	27	12	55	12	12	13	10	47

ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—	—
Gain on sale of business, net of taxes	2	—	(15)	—	(13)	—	—	—	—	—

NET OPERATING INCOME	$8	$10	$12	$12	$42	$12	$12	$13	$10	$47

Effective tax rate (operating income)	41.9%	38.5%	35.3%	37.9%	38.2%	36.2%	38.9%	36.4%	42.3%	38.3%

SALES:

Sales by Distribution Channel:
Independent Producers	$1,141	$1,099	$1,228	$1,344	$4,812	$1,278	$1,395	$1,622	$1,785	$6,080
Dedicated Sales Specialists	—	—	—	172	172	161	170	185	273	789

Total Sales	$1,141	$1,099	$1,228	$1,516	$4,984	$1,439	$1,565	$1,807	$2,058	$6,869

ASSETS UNDER MANAGEMENT:
Beginning of period	$22,633	$22,320	$25,684	$25,087	$25,087	$24,613	$25,930	$25,551	$24,740	$24,740
Gross flows	1,141	1,099	1,228	1,516	4,984	1,439	1,565	1,807	2,058	6,869
Redemptions	(1,514)	(1,353)	(1,473)	(1,875)	(6,215)	(1,455)	(1,119)	(1,143)	(1,703)	(5,420)

Net flows	(373)	(254)	(245)	(359)	(1,231)	(16)	446	664	355	1,449
Market performance	89	567	(348)	956	1,264	490	(1,763)	(285)	456	(1,102)
Disposition(1)	—	—	(2,771)	—	(2,771)	—	—	—	—	—

End of period	$22,349	$22,633	$22,320	$25,684	$22,349	$25,087	$24,613	$25,930	$25,551	$25,087

Wealth Management results represent Genworth Financial Wealth Management, Inc. (GFIS), Genworth Financial Investment Services, Inc., Genworth Financial Trust Company, Centurion Financial Advisers, Inc., Quantavis Consulting, Inc. and the Altegris companies.

(1)	On April 2, 2012, we completed the sale of our tax and accounting financial advisor unit, GFIS. Assets under management at the time of the sale were $2,771 million.

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Income (Loss)—Runoff Segment

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1	$1	$2	$1	$5	$2	$89	$84	$85	$260
Net investment income	37	34	36	38	145	36	33	37	34	140
Net investment gains (losses)	2	5	(25)	42	24	(4)	(159)	(11)	—	(174)
Insurance and investment product fees and other	52	52	51	52	207	128	55	57	59	299

Total revenues	92	92	64	133	381	162	18	167	178	525

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	13	9	14	1	37	1	86	69	78	234
Interest credited	32	33	34	33	132	32	34	34	35	135
Acquisition and operating expenses, net of deferrals	21	18	21	19	79	24	35	37	46	142
Amortization of deferred acquisition costs and intangibles	20	18	17	(4)	51	2	32	20	16	70
Interest expense	—	—	1	—	1	1	—	1	—	2

Total benefits and expenses	86	78	87	49	300	60	187	161	175	583

INCOME (LOSS) BEFORE INCOME TAXES	6	14	(23)	84	81	102	(169)	6	3	(58)
Provision (benefit) for income taxes	—	3	(2)	22	23	54	(70)	(6)	1	(21)

NET INCOME (LOSS)	6	11	(21)	62	58	48	(99)	12	2	(37)
ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	2	(2)	15	(27)	(12)	3	92	6	(1)	100
Gain on sale of business, net of taxes	—	—	—	—	—	(36)	—	—	—	(36)

NET OPERATING INCOME (LOSS)	$8	$9	$(6)	$35	$46	$15	$(7)	$18	$1	$27

Effective tax rate (operating income (loss))	18.4%	19.0%	NM (1)	16.9%	27.1%	45.9%	76.0%	-28.8%	17.0%	-97.3%

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Selected Operating Performance Measures—Runoff Segment

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Variable Annuities:
Income Distribution Series
Account value, beginning of the period	$6,261	$6,229	$6,398	$6,265	$6,265	$6,148	$6,606	$6,687	$6,590	$6,590
Deposits	22	17	20	26	85	23	30	33	117	203
Surrenders, benefits and product charges	(184)	(184)	(168)	(174)	(710)	(159)	(171)	(171)	(185)	(686)

Net flows	(162)	(167)	(148)	(148)	(625)	(136)	(141)	(138)	(68)	(483)
Interest credited and investment performance	42	199	(21)	281	501	253	(317)	57	165	158

Account value, end of the period	6,141	6,261	6,229	6,398	6,141	6,265	6,148	6,606	6,687	6,265

Traditional Variable Annuities
Account value, net of reinsurance, beginning of the period	1,715	1,703	1,819	1,766	1,766	1,735	2,012	2,096	2,078	2,078
Deposits	3	4	3	3	13	3	4	3	17	27
Surrenders, benefits and product charges	(84)	(72)	(81)	(89)	(326)	(82)	(73)	(100)	(88)	(343)

Net flows	(81)	(68)	(78)	(86)	(313)	(79)	(69)	(97)	(71)	(316)
Interest credited and investment performance	28	80	(38)	139	209	110	(208)	13	89	4

Account value, net of reinsurance, end of the period	1,662	1,715	1,703	1,819	1,662	1,766	1,735	2,012	2,096	1,766

Variable Life Insurance
Account value, beginning of the period	294	293	305	284	284	272	314	319	313	313
Deposits	2	2	2	3	9	2	3	3	3	11
Surrenders, benefits and product charges	(9)	(12)	(10)	(8)	(39)	(8)	(12)	(11)	(11)	(42)

Net flows	(7)	(10)	(8)	(5)	(30)	(6)	(9)	(8)	(8)	(31)
Interest credited and investment performance	5	11	(4)	26	38	18	(33)	3	14	2

Account value, end of the period	292	294	293	305	292	284	272	314	319	284

Total Variable Annuities	$8,095	$8,270	$8,225	$8,522	$8,095	$8,315	$8,155	$8,932	$9,102	$8,315

Guaranteed Investment Contracts, Funding Agreements Backing Notes and Funding Agreements:
Account value, beginning of period	$2,297	$2,221	$2,594	$2,623	$2,623	$2,717	$3,043	$3,317	$3,717	$3,717
Deposits	—	84	—	—	84	—	—	—	—	—
Surrenders and benefits	(164)	(26)	(385)	(55)	(630)	(111)	(341)	(312)	(435)	(1,199)

Net flows	(164)	58	(385)	(55)	(546)	(111)	(341)	(312)	(435)	(1,199)
Interest credited	17	17	18	21	73	21	24	28	33	106
Foreign currency translation	3	1	(6)	5	3	(4)	(9)	10	2	(1)

Account value, end of period	$2,153	$2,297	$2,221	$2,594	$2,153	$2,623	$2,717	$3,043	$3,317	$2,623

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	11	3	16	—	30	13	2	18	(1)	32
Net investment gains (losses)	(12)	(4)	—	(35)	(51)	(32)	(11)	(3)	(14)	(60)
Insurance and investment product fees and other	40	35	24	21	120	14	13	6	7	40

Total revenues	39	34	40	(14)	99	(5)	4	21	(8)	12

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	59	34	28	30	151	25	14	9	2	50
Amortization of deferred acquisition costs and intangibles	3	3	3	3	12	3	3	3	3	12
Goodwill impairment	—	—	—	—	—	29	—	—	—	29
Interest expense	80	82	84	62	308	81	82	86	82	331

Total benefits and expenses	142	119	115	95	471	138	99	98	87	422

LOSS BEFORE INCOME TAXES	(103)	(85)	(75)	(109)	(372)	(143)	(95)	(77)	(95)	(410)
Provision (benefit) for income taxes	(31)	(35)	(31)	(37)	(134)	(102)	(30)	17	(18)	(133)

NET LOSS	(72)	(50)	(44)	(72)	(238)	(41)	(65)	(94)	(77)	(277)
ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	8	2	—	23	33	19	9	2	8	38
Goodwill impairment, net of taxes	—	—	—	—	—	19	—	—	—	19

NET OPERATING LOSS	$(64)	$(48)	$(44)	$(49)	$(205)	$(3)	$(56)	$(92)	$(69)	$(220)

Effective tax rate (operating loss)	29.7%	40.1%	41.8%	34.1%	36.2%	96.7%	31.8%	-23.8%	15.5%	31.6%

(1)	Includes inter-segment eliminations and non-core products.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Investments Summary

(amounts in millions)

		December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$37,207	48%	$37,335	48%	$35,553	46%	$34,598	46%	$34,770	46%
Private fixed maturity securities		10,484	13	10,306	13	10,119	13	9,992	13	9,480	12
Residential mortgage-backed securities(1)		5,532	7	5,489	7	5,377	7	5,250	7	5,129	7
Commercial mortgage-backed securities		2,947	4	2,902	4	2,900	4	2,987	4	3,045	4
Other asset-backed securities		2,583	3	2,685	3	2,531	3	2,396	3	2,516	3
Tax-exempt		294	—	302	—	310	1	341	1	503	1
Non-investment grade fixed maturity securities		3,114	4	3,195	4	3,001	4	2,968	4	2,852	4
Equity securities:
Common stocks and mutual funds		431	1	410	1	374	1	384	1	306	—
Preferred stocks		87	—	114	—	57	—	50	—	55	—
Commercial mortgage loans		5,872	8	5,861	8	5,875	8	6,030	8	6,092	8
Restricted commercial mortgage loans related to securitization entities		341	—	359	—	382	—	392	1	411	1
Policy loans		1,601	2	1,626	2	1,619	2	1,555	2	1,549	2
Cash, cash equivalents and short-term investments		3,918	5	3,875	5	4,150	5	4,404	6	5,145	7
Securities lending		187	—	181	—	175	—	93	—	406	1
Other invested assets:	Limited partnerships	339	—	344	—	357	—	352	—	344	—
	Derivatives:
	Long-term care (LTC) forward starting swap—cash flow	466	1	614	1	801	1	252	—	648	1
	Other cash flow	3	—	1	—	3	—	1	—	—	—
	Fair value	43	—	48	—	54	—	69	—	75	—
	Equity index options—non-qualified	25	—	24	—	31	—	21	—	55	—
	Other non-qualified	612	1	697	1	710	1	516	1	707	1
	Trading portfolio	566	1	690	1	752	1	770	1	788	1
	Counterparty collateral	840	1	1,010	1	1,218	2	589	1	1,023	1
	Restricted other invested assets related to securitization entities	393	1	393	1	391	1	384	1	377	—
	Other	157	—	173	—	135	—	121	—	116	—

Total invested assets and cash		$78,042	100%	$78,634	100%	$76,875	100%	$74,515	100%	$76,392	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO (2) Designation
AAA		$17,372	36%	$17,864	37%	$17,055	37%	$16,612	37%	$17,179	38%
AA		4,746	10	4,709	10	4,498	10	4,574	10	4,666	10
A		13,238	28	13,311	28	13,083	28	12,542	28	12,577	28
BBB		10,567	22	10,372	21	9,759	21	9,638	21	9,334	21
BB		1,296	3	1,280	3	1,205	3	1,173	3	1,102	2
B		147	—	145	—	160	—	150	—	142	—
CCC and lower		397	1	456	1	408	1	424	1	420	1

Total public fixed maturity securities		$47,763	100%	$48,137	100%	$46,168	100%	$45,113	100%	$45,420	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$1,427	10%	$1,657	12%	$1,649	12%	$1,581	12%	$1,754	14%
AA		1,521	11	1,349	10	1,170	9	1,122	8	1,079	8
A		4,338	30	4,164	29	4,238	31	4,290	32	3,993	31
BBB		5,838	41	5,593	40	5,338	39	5,205	39	4,861	38
BB		929	6	974	7	906	7	966	7	929	7
B		194	1	187	1	171	1	119	1	125	1
CCC and lower		151	1	153	1	151	1	136	1	134	1

Total private fixed maturity securities		$14,398	100%	$14,077	100%	$13,623	100%	$13,419	100%	$12,875	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Fixed Maturity Securities Summary

(amounts in millions)

	December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$5,491	9%	$5,503	9%	$4,985	8%	$4,574	8%	$4,863	8%
Tax-exempt	294	1	302	1	310	1	341	—	503	1
Foreign government	2,422	4	2,574	4	2,505	4	2,291	4	2,211	4
U.S. corporate	26,105	42	26,306	42	25,545	43	25,207	43	25,258	43
Foreign corporate	15,792	25	15,368	25	14,585	24	14,442	25	13,757	24
Residential mortgage-backed securities	6,081	10	6,119	10	5,976	10	5,852	10	5,695	10
Commercial mortgage-backed securities	3,333	5	3,286	5	3,268	6	3,346	6	3,400	6
Other asset-backed securities	2,643	4	2,756	4	2,617	4	2,479	4	2,608	4

Total fixed maturity securities	$62,161	100%	$62,214	100%	$59,791	100%	$58,532	100%	$58,295	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$7,820	20%	$8,063	20%	$8,028	21%	$8,138	21%	$7,919	21%
Utilities and energy	9,432	24	9,265	23	8,965	23	8,752	23	8,653	23
Consumer—non-cyclical	5,027	13	5,065	13	4,917	13	4,778	13	4,662	12
Consumer—cyclical	2,272	6	2,222	6	2,249	6	2,183	6	2,088	6
Capital goods	2,515	6	2,515	6	2,413	6	2,345	6	2,388	6
Industrial	2,511	6	2,434	6	2,341	6	2,267	6	2,149	6
Technology and communications	2,966	7	2,792	7	2,629	7	2,630	7	2,522	7
Transportation	1,588	4	1,566	4	1,454	4	1,435	4	1,445	4
Other	5,793	14	5,786	15	5,322	14	5,331	14	5,520	15

Subtotal	39,924	100%	39,708	100%	38,318	100%	37,859	100%	37,346	100%

Non-Investment Grade:
Finance and insurance	454	23%	460	23%	414	23%	348	20%	290	17%
Utilities and energy	406	21	429	22	381	21	396	22	340	21
Consumer—non-cyclical	171	9	160	8	135	7	142	8	132	8
Consumer—cyclical	110	5	95	5	76	4	76	4	72	4
Capital goods	257	13	287	14	310	17	303	17	303	18
Industrial	318	16	290	15	269	15	280	16	286	17
Technology and communications	186	9	171	9	140	8	165	9	159	10
Transportation	55	3	58	3	59	3	60	3	68	4
Other	16	1	16	1	28	2	20	1	19	1

Subtotal	1,973	100%	1,966	100%	1,812	100%	1,790	100%	1,669	100%

Total	$41,897	100%	$41,674	100%	$40,130	100%	$39,649	100%	$39,015	100%

Fixed Maturity Securities—Contractual Maturity Dates:
Due in one year or less	$2,634	4%	$3,097	5%	$3,054	5%	$2,958	5%	$2,756	5%
Due after one year through five years	11,139	18	11,162	18	10,765	18	11,183	19	11,225	19
Due after five years through ten years	12,266	20	12,009	19	11,569	19	11,066	19	10,472	18
Due after ten years	24,065	39	23,785	38	22,542	38	21,648	37	22,139	38

Subtotal	50,104	81	50,053	80	47,930	80	46,855	80	46,592	80
Mortgage and asset-backed securities	12,057	19	12,161	20	11,861	20	11,677	20	11,703	20

Total fixed maturity securities	$62,161	100%	$62,214	100%	$59,791	100%	$58,532	100%	$58,295	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Commercial Mortgage Loans Summary

(amounts in millions)

	December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
South Atlantic	$1,587	27%	$1,619	27%	$1,640	28%	$1,629	27%	$1,631	27%
Pacific	1,553	26	1,526	26	1,486	25	1,504	25	1,539	25
Middle Atlantic	739	13	710	12	715	12	750	12	734	12
East North Central	468	8	513	9	528	9	544	9	557	9
Mountain	463	8	442	7	461	8	482	8	497	8
New England	343	6	342	6	344	6	385	6	388	6
West North Central	353	6	339	6	320	5	332	5	337	5
West South Central	265	4	260	4	269	4	293	5	298	5
East South Central	141	2	152	3	155	3	157	3	159	3

Subtotal	5,912	100%	5,903	100%	5,918	100%	6,076	100%	6,140	100%

Allowance for losses	(42)		(44)		(46)		(49)		(51)
Unamortized fees and costs	2		2		3		3		3

Total	$5,872		$5,861		$5,875		$6,030		$6,092

Property Type
Retail	$1,895	32%	$1,882	32%	$1,899	32%	$1,907	31%	$1,898	31%
Industrial	1,603	27	1,633	27	1,623	27	1,688	28	1,707	28
Office	1,580	27	1,533	26	1,520	26	1,553	26	1,590	26
Apartments	552	9	578	10	595	10	626	10	641	10
Mixed use/other	282	5	277	5	281	5	302	5	304	5

Subtotal	5,912	100%	5,903	100%	5,918	100%	6,076	100%	6,140	100%

Allowance for losses	(42)		(44)		(46)		(49)		(51)
Unamortized fees and costs	2		2		3		3		3

Total	$5,872		$5,861		$5,875		$6,030		$6,092

Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$44		$46		$49		$51		$54
Provision	—		1		—		—		—
Release	(2)		(3)		(3)		(2)		(3)

Ending balance	$42		$44		$46		$49		$51

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Commercial Mortgage Loans Summary

(amounts in millions)

	December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011
Loan Size	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Under $5 million	$2,458	42%	$2,722	46%	$2,583	44%	$2,655	44%	$2,698	44%
$5 million but less than $10 million	1,508	25	1,521	26	1,512	25	1,540	25	1,540	25
$10 million but less than $20 million	1,162	20	1,058	18	1,063	18	1,117	18	1,161	19
$20 million but less than $30 million	267	4	198	3	247	4	249	4	225	4
$30 million and over	517	9	404	7	513	9	515	9	516	8

Total	$5,912	100%	$5,903	100%	$5,918	100%	$6,076	100%	$6,140	100%

Commercial Mortgage Loan Information by Vintage as of December 31, 2012

(loan amounts in millions)

Loan Year	Total Recorded Investment(1)	Number of Loans	Average Balance Per Loan	Loan-To-Value(2)	Delinquent Principal Balance	Number of Delinquent Loans	Average Balance Per Delinquent Loan
2004 and prior	$1,285	614	$2	47%	$6	2	$3
2005	1,185	282	$4	59%	—	—	$—
2006	1,129	261	$4	67%	—	—	$—
2007	986	164	$6	75%	66	1	$66
2008	260	56	$5	71%	3	1	$3
2009	—	—	$—	—%	—	—	$—
2010	98	17	$6	58%	—	—	$—
2011	281	54	$5	63%	—	—	$—
2012	688	97	$7	66%	—	—	$—

Total	$5,912	1,545	$4	62%	$75	4	$19

(1)	Total recorded investment reflects the balance sheet carrying value gross of related allowance and the unamortized balance of loan origination fees and costs.
(2)	Represents weighted-average loan-to-value as of December 31, 2012.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$678	$659	$669	$660	$2,666	$665	$669	$693	$670	$2,697
Fixed maturity securities—non-taxable	2	2	3	4	11	6	8	10	11	35
Commercial mortgage loans	84	87	85	84	340	92	89	92	92	365
Restricted commercial mortgage loans related to securitization entities	8	8	7	9	32	10	11	9	10	40
Equity securities	5	4	6	4	19	3	3	10	3	19
Other invested assets	37	46	36	43	162	36	31	38	30	135
Limited partnerships	12	2	20	10	44	(5)	11	17	4	27
Restricted other invested assets related to securitization entities	1	—	—	—	1	—	—	—	—	—
Policy loans	30	31	31	31	123	31	30	30	29	120
Cash, cash equivalents and short-term investments	7	8	10	10	35	13	12	6	6	37

Gross investment income before expenses and fees	864	847	867	855	3,433	851	864	905	855	3,475
Expenses and fees	(24)	(22)	(21)	(23)	(90)	(24)	(22)	(24)	(25)	(95)

Net investment income	$840	$825	$846	$832	$3,343	$827	$842	$881	$830	$3,380

Annualized Yields
Fixed maturity securities—taxable	4.9%	4.8%	4.9%	4.9%	4.8%	4.9%	5.0%	5.2%	5.0%	5.0%
Fixed maturity securities—non-taxable	2.5%	2.4%	3.3%	3.4%	2.9%	3.6%	3.8%	4.1%	4.2%	4.0%
Commercial mortgage loans	5.7%	5.9%	5.7%	5.5%	5.7%	6.0%	5.6%	5.6%	5.5%	5.7%
Restricted commercial mortgage loans related to securitization entities	9.1%	8.6%	7.6%	9.0%	8.5%	9.5%	10.1%	7.8%	7.6%	8.8%
Equity securities	4.1%	3.5%	5.7%	4.1%	4.4%	3.4%	3.4%	11.7%	3.2%	5.4%
Other invested assets	18.3%	19.8%	13.9%	15.8%	17.0%	14.3%	13.4%	15.8%	11.7%	13.6%
Limited partnerships(1)	14.0%	2.3%	22.6%	11.5%	12.7%	-5.7%	12.6%	19.9%	5.1%	7.8%
Restricted other invested assets related to securitization entities	1.1%	0.2%	0.1%	—%	0.3%	—%	0.2%	0.2%	0.3%	—%
Policy loans	7.4%	7.6%	7.8%	8.0%	7.7%	8.0%	7.7%	7.9%	8.0%	7.9%
Cash, cash equivalents and short-term investments	0.7%	0.8%	0.9%	0.8%	0.8%	1.2%	1.4%	0.7%	0.7%	1.0%

Gross investment income before expenses and fees	4.9%	4.9%	5.0%	4.9%	4.9%	4.9%	5.0%	5.3%	5.0%	5.0%
Expenses and fees	-0.1%	-0.2%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.2%	-0.2%	-0.1%

Net investment income	4.8%	4.7%	4.9%	4.8%	4.8%	4.8%	4.9%	5.1%	4.8%	4.9%

Yields for fixed maturity securities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$9	$5	$(1)	$8	$21	$15	$4	$1	$(3)	$17
U.S. government, agencies and government-sponsored enterprises	1	2	2	2	7	5	1	—	3	9
Foreign corporate	3	1	1	1	6	(3)	17	(8)	(1)	5
Foreign government	3	2	2	1	8	1	3	2	—	6
Tax-exempt	—	(1)	1	(1)	(1)	7	1	(1)	—	7
Mortgage-backed securities	(5)	(1)	(2)	(2)	(10)	(8)	(2)	(1)	(2)	(13)
Asset-backed securities	(14)	(1)	—	1	(14)	(1)	—	(1)	—	(2)
Equity securities	—	3	—	—	3	2	—	1	2	5
Foreign exchange	—	—	—	—	—	(1)	(1)	1	—	(1)

Total net realized gains (losses) on available-for-sale securities	(3)	10	3	10	20	17	23	(6)	(1)	33

Impairments:
Sub-prime residential mortgage-backed securities	(6)	(8)	(2)	(2)	(18)	(2)	(1)	(3)	(6)	(12)
Alt-A residential mortgage-backed securities	(1)	(4)	(7)	(3)	(15)	(3)	(2)	(2)	(4)	(11)

Total sub-prime and Alt-A residential mortgage-backed securities	(7)	(12)	(9)	(5)	(33)	(5)	(3)	(5)	(10)	(23)

Prime residential mortgage-backed securities	—	(1)	(3)	—	(4)	(1)	(3)	(2)	(3)	(9)
Other mortgage-backed securities	(1)	(1)	(1)	(1)	(4)	(3)	—	—	—	(3)
Commercial mortgage-backed securities	(3)	(3)	(3)	(3)	(12)	(3)	(1)	(4)	—	(8)
Corporate fixed maturity securities	(3)	—	(10)	—	(13)	—	(27)	—	(9)	(36)
Limited partnerships	—	—	(1)	—	(1)	—	—	(1)	—	(1)
Commercial mortgage loans	—	(2)	—	(1)	(3)	—	—	(4)	(1)	(5)

Total impairments	(14)	(19)	(27)	(10)	(70)	(12)	(34)	(16)	(23)	(85)

Net unrealized gains (losses) on trading securities	—	9	22	(17)	14	(6)	7	9	7	17
Derivative instruments	6	(2)	(18)	17	3	2	(50)	(10)	(6)	(64)
Commercial mortgage loans held-for-sale market valuation allowance	(2)	1	1	2	2	2	2	1	(1)	4
Contingent purchase price valuation change	—	(5)	—	(1)	(6)	(1)	(15)	(1)	—	(17)
Net gains (losses) related to securitization entities	21	12	(3)	22	52	3	(37)	(3)	6	(31)
Other	—	—	—	—	—	(1)	1	—	—	—

Net investment gains (losses), net of taxes	8	6	(22)	23	15	4	(103)	(26)	(18)	(143)
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	(7)	(6)	3	(5)	(15)	(3)	26	3	3	29
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	—	(1)	—	(2)	(3)	—	(1)	—	(1)	(2)

Net investment gains (losses), net of taxes and other adjustments	$1	$(1)	$(19)	$16	$(3)	$1	$(78)	$(23)	$(16)	$(116)

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$323	$299	$249	$37	$49
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,161	$11,069	$11,004	$10,973	$10,945
GAAP Basis ROE (1) divided by (2)	2.9%	2.7%	2.3%	0.3%	0.4%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$399	$356	$297	$104	$148
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,161	$11,069	$11,004	$10,973	$10,945
Operating ROE (1) divided by (2)	3.6%	3.2%	2.7%	0.9%	1.4%

Quarterly Average ROE	Three months ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$166	$34	$76	$47	$142
Average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,270	$11,184	$11,123	$11,052	$10,947
Annualized GAAP Quarterly Basis ROE (3) divided by (4)	5.9%	1.2%	2.7%	1.7%	5.2%

Operating ROE
Net operating income (loss) for the period ended(3)	$167	$121	$80	$31	$124
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,270	$11,184	$11,123	$11,052	$10,947
Annualized Operating Quarterly Basis ROE (3) divided by (4)	5.9%	4.3%	2.9%	1.1%	4.5%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 10 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 10 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Reconciliation of Expense Ratio

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals(1)	$330	$504	$502	$530	$1,866	$569	$581	$581	$563	$2,294
Total revenues(2)	$2,538	$2,536	$2,523	$2,426	$10,023	$2,624	$2,521	$2,655	$2,568	$10,368

Expense ratio (1) divided by (2)	13.0%	19.9%	19.9%	21.8%	18.6%	21.7%	23.0%	21.9%	21.9%	22.1%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$330	$504	$502	$530	$1,866	$569	$581	$581	$563	$2,294
Less lifestyle protection insurance business	113	117	126	127	483	139	143	156	152	590
Less wealth management business	59	63	64	92	278	93	95	92	92	372

Adjusted acquisition and operating expenses, net of deferrals(3)	$158	$324	$312	$311	$1,105	$337	$343	$333	$319	$1,332

Total revenues	$2,538	$2,536	$2,523	$2,426	$10,023	$2,624	$2,521	$2,655	$2,568	$10,368
Less lifestyle protection insurance business	195	198	211	218	822	226	245	281	270	1,022
Less wealth management business	74	82	122	112	390	114	115	114	110	453
Less net investment gains (losses)	10	8	(35)	34	17	7	(155)	(41)	(30)	(219)

Adjusted total revenues(4)	$2,259	$2,248	$2,225	$2,062	$8,794	$2,277	$2,316	$2,301	$2,218	$9,112

Adjusted expense ratio (3) divided by (4)	7.0%	14.4%	14.0%	15.1%	12.6%	14.8%	14.8%	14.5%	14.4%	14.6%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s lifestyle protection insurance and wealth management businesses. The lifestyle protection insurance and wealth management businesses are excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Reconciliation of Core Premiums

(amounts in millions)

	2012					2011
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Reported premiums	$1,318	$1,311	$1,302	$1,107	$5,038	$1,352	$1,461	$1,455	$1,437	$5,705
Less U.S. Life Insurance—fixed annuities premiums	30	26	15	33	104	33	22	20	20	95
Less impact of changes in foreign exchange rates	(2)	(34)	(23)	(3)	(62)	7	54	44	10	115

Core premiums	$1,290	$1,319	$1,310	$1,077	$4,996	$1,312	$1,385	$1,391	$1,407	$5,495

Reported premium percentage change from prior year	-2.5%	-10.3%	-10.5%	-23.0%	-11.7%	-7.8%	1.0%	-1.0%	-2.2%	-2.5%
Core premium percentage change from prior year	-1.7%	-4.8%	-5.8%	-23.5%	-9.1%	-8.2%	-2.2%	-1.6%	3.0%	-2.3%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from the U.S. Life Insurance—fixed annuities business and the impact of changes in foreign exchange rates. The fixed annuities premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Reconciliation of Core Yield

		2012					2011
	(Assets—amounts in billions)	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$78.0	$78.6	$76.9	$74.5	$78.0	$76.4	$76.1	$71.5	$71.8	$76.4
	Subtract:
	Securities lending	0.2	0.2	0.2	0.1	0.2	0.4	0.2	0.6	0.8	0.4
	Unrealized gains (losses)	7.2	7.3	6.4	4.1	7.2	5.0	5.7	1.7	1.2	5.0
	Derivative counterparty collateral	0.8	1.0	1.2	0.6	0.8	1.0	1.7	0.7	0.7	1.0

	Adjusted end of period invested assets	$69.8	$70.1	$69.1	$69.7	$69.8	$70.0	$68.5	$68.5	$69.1	$70.0

(A)	Average Invested Assets Used in Reported Yield Calculation	$70.0	$69.6	$69.4	$69.9	$69.7	$69.2	$68.5	$68.8	$68.9	$68.9
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities	0.3	0.4	0.3	0.4	0.4	0.4	0.4	0.5	0.5	0.5

(B)	Average Invested Assets Used in Core Yield Calculation	69.7	69.2	69.1	69.5	69.3	68.8	68.1	68.3	68.4	68.4
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(1)	6.2	6.6	6.8	7.5	6.8	7.9	8.1	8.3	8.6	8.2

(C)	Average Invested Assets Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$63.5	$62.6	$62.3	$62.0	$62.5	$60.9	$60.0	$60.0	$59.8	$60.2

	(Income—amounts in millions)
(D)	Reported—Net Investment Income	$840	$825	$846	$832	$3,343	$827	$842	$881	$830	$3,380
	Subtract:
	Bond calls and commercial mortgage loan prepayments	13	14	4	5	36	10	8	16	8	42
	Reinsurance(2)	16	19	24	22	81	19	21	36	32	108
	Other non-core items(3)	13	3	8	4	28	7	3	15	2	27
	Restricted commercial mortgage loans and other invested assets related to securitization entities	5	6	5	5	21	6	8	5	7	26

(E)	Core Net Investment Income	793	783	805	796	3,177	785	802	809	781	3,177
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(1)	31	29	30	33	123	35	33	37	34	139

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$762	$754	$775	$763	$3,054	$750	$769	$772	$747	$3,038

(D) / (A)	Reported Yield	4.80%	4.74%	4.88%	4.76%	4.80%	4.78%	4.92%	5.12%	4.82%	4.91%
(E) / (B)	Core Yield	4.55%	4.53%	4.66%	4.58%	4.58%	4.56%	4.71%	4.74%	4.57%	4.65%
(F) / (C)	Core Yield (excl. Floating and Non-Recourse Funding)	4.80%	4.82%	4.98%	4.92%	4.88%	4.93%	5.13%	5.15%	5.00%	5.05%

Notes:	Columns may not add due to rounding.
Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company’s life insurance business.
(2)	Represents imputed investment income related to reinsurance agreements in the lifestyle protection insurance business.
(3)	Includes mark-to-market adjustment on assets supporting executive deferred compensation and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Financial Strength Ratings

The company’s principal life insurance subsidiaries are rated in terms of financial strength by Standard & Poor’s Financial Services LLC (S&P), Moody’s Investors Service, Inc. (Moody’s) and A.M. Best Company, Inc. (A.M. Best) as follows:

Company	S&P	Moody’s	A.M. Best
Genworth Life Insurance Company	A-	A3	A
Genworth Life Insurance Company (short-term rating)	A2	P-1	Not rated
Genworth Life and Annuity Insurance Company	A-	A3	A
Genworth Life and Annuity Insurance Company (short-term rating)	A2	P-1	Not rated
Genworth Life Insurance Company of New York	A-	A3	A

The company’s principal lifestyle protection insurance subsidiaries are rated in terms of financial strength by S&P as follows:

Company	S&P
Financial Assurance Company Limited	A-
Financial Insurance Company Limited	A-

The company’s principal mortgage insurance subsidiaries are rated in terms of financial strength by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	B	Ba2
Genworth Residential Mortgage Insurance Corporation of NC	B	Ba2
Genworth Financial Mortgage Insurance Pty. Limited (Australia)	AA-	A3
Genworth Financial Mortgage Insurance Limited (Europe)	BBB-	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	AA-	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.(2)	mxAA-	Aa3.mx

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).
(2)	Genworth Seguros de Credito a la Vivienda S.A. de C.V. is also rated “BB+” by S&P and “Baa3” by Moody’s on a Global Scale Insurance financial strength basis.

The S&P, Moody’s, A.M. Best and DBRS ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2012

Financial Strength Ratings (continued)

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. Insurers rated “AA” (Very Strong), “A” (Strong), “BBB” (Good) or “B” (Weak) have very strong, strong, good, or weak financial security characteristics, respectively. The “AA,” “A,” “BBB” and “B” ranges are the second-, third-, fourth- and sixth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA-,” “A-,” “BBB-” and “B” ratings are the fourth-, seventh-, tenth- and fifteenth-highest of S&P’s 21 ratings categories. The short-term “A-2” rating is the second highest rating and shows the capacity to meet financial commitments is satisfactory. An obligor rated “mxAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAA” rating is the second-highest enterprise credit rating assigned on S&P’s CaVal national scale.

Moody’s states that insurance companies rated “A” (Good) offer good financial security and those rated “Ba” (Questionable) offer questionable financial security. The “A” (Good) and “Ba” (Questionable) ranges are the third- and fifth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A3” and “Ba2” ratings are the seventh- and twelfth-highest, respectively, of Moody’s 21 ratings categories. The short-term rating “P-1” is the highest rating and shows superior ability for repayment of short-term debt obligations. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that the “A” (Excellent) rating is assigned to those companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) rating is the third-highest, of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly variable to future events. Credit quality differs from “AAA” only to a small degree.

S&P, Moody’s, A.M. Best and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Georgette Nicholas, 804-662-2248

Georgette.Nicholas@genworth.com